----------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): March 30, 1999

                  IndyMac ABS, Inc. (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 1999, providing for the issuance of the IndyMac ABS, Inc., Home Equity Loan Asset-Backed Trust, Series SPMD 1999-A Home Equity Loan Asset-Backed Certificates, Series SPMD 1999-A).

                               IndyMac ABS, Inc.

           (Exact name of registrant as specified in its charter)

         Delaware                       333-51609           95-4685267
(State or Other Jurisdiction           (Commission        (I.R.S. Employer
     of Incorporation)                 File Number)      Identification No.)

155 North Lake Avenue
Pasadena, California                                                91101
(Address of Principal                                            (Zip Code)

 Executive Offices)

  Registrant's telephone number, including area code (800) 669-2300

     ---------------------------------------------------------------------

Item 5.  Other Events.

         On March 30, 1999, IndyMac ABS, Inc. (the "Depositor") entered into a Pooling and Servicing Agreement dated as of March 1, 1999 (the "Agreement"), by and among the Depositor, IndyMac, Inc. ("IndyMac"), as seller (the "Seller") and as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Home Equity Loan Asset-Backed Certificates, Series SPMD 1999-A (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

         Not applicable.

         Not applicable.

         Exhibits:

         99.1. Pooling and Servicing Agreement, dated as of March 1, 1999, by and among the Depositor, the Seller, the Master Servicer and the Trustee.

                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    IndyMac ABS, Inc.

                                By:  /s/ John Kim
                                     John Kim
                                     Vice President

Dated:  November 16, 1999

                                 Exhibit Index

Exhibit                                                                 Page

99.1.        Pooling and Servicing Agreement,
             dated as of March 1, 1999, by
             and among, the Depositor, the Seller,
             the Master Servicer and the Trustee                         5

                                 EXHIBIT 99.1

                              INDYMAC ABS, INC.,

                                   Depositor

                                 INDYMAC, INC.

                          Seller and Master Servicer

                                      and

                             THE BANK OF NEW YORK,

                                    Trustee

                    --------------------------------------


                        POOLING AND SERVICING AGREEMENT

                           Dated as of March 1, 1999

                    --------------------------------------

                     HOME EQUITY LOAN ASSET-BACKED TRUST,
                              SERIES SPMD 1999-A

                  HOME EQUITY LOAN ASSET-BACKED CERTIFICATES,
                              SERIES SPMD 1999-A

                               TABLE OF CONTENTS

                                                                                                               Page

                                                            ARTICLE I

                                                           DEFINITIONS

                                                            ARTICLE II

                                   CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES

SECTION 2.01.              Conveyance of Mortgage Loans........................................................II-1
SECTION 2.02.              Acceptance by the Trustee of the Mortgage Loans.....................................II-4
SECTION 2.03.              Representations, Warranties and Covenants of the Seller and the Master Servicer.....II-5
SECTION 2.04.              Representations and Warranties of the Depositor as to the Mortgage Loans............II-8
SECTION 2.05.              Delivery of Opinion of Counsel in Connection with Substitutions and Repurchases.....II-8
SECTION 2.06.              Execution and Delivery of Certificates..............................................II-9
SECTION 2.07.              REMIC Matters.......................................................................II-9
SECTION 2.08.              Covenants of the Master Servicer....................................................II-9

                                                           ARTICLE III

                                          ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

SECTION 3.01.              Master Servicer to Service Mortgage Loans..........................................III-1
SECTION 3.02.              Subservicing; Enforcement of the Obligations of Subservicers.......................III-2
SECTION 3.03.              Liability of the Master Servicer...................................................III-2
SECTION 3.04.              No Contractual Relationship Between any Subservicer and the Trustee................III-3
SECTION 3.05.              Trustee to Act as Master Servicer..................................................III-3
SECTION 3.06.              Collection of Mortgage Loan Payments; Certificate Account; and Distribution
                           Account............................................................................III-3
SECTION 3.07.              Collection of Taxes, Assessments and Similar Items; Escrow Accounts................III-6
SECTION 3.08.              Access to Certain Documentation and Information Regarding the Mortgage Loans.......III-6
SECTION 3.09.              Permitted Withdrawals from the Certificate Account and the Distribution Account....III-7
SECTION 3.10.              Maintenance of Hazard Insurance; Maintenance of Primary Insurance Policies.........III-8
SECTION 3.11.              Enforcement of Due-On-Sale Clauses; Assumption Agreements.........................III-10
SECTION 3.12.              Realization Upon Defaulted Mortgage Loans; Repurchase of Certain Mortgage Loans...III-11
SECTION 3.13.              Trustee to Cooperate; Release of Mortgage Files...................................III-14
SECTION 3.14.              Documents, Records and Funds in Possession of the Master Servicer to be Held
                           for the Trustee...................................................................III-15
SECTION 3.15.              Servicing Compensation............................................................III-16
SECTION 3.16.              Access to Certain Documentation...................................................III-16
SECTION 3.17.              Annual Statement as to Compliance.................................................III-16
SECTION 3.18.              Annual Independent Public Accountants' Servicing Statement; Financial Statements..III-17
SECTION 3.19.              Errors and Omissions Insurance; Fidelity Bonds....................................III-17

                                                            ARTICLE IV

                                        DISTRIBUTIONS AND ADVANCES BY THE MASTER SERVICER

SECTION 4.01.              Advances............................................................................IV-1
SECTION 4.02.              Priorities of Distribution..........................................................IV-1
SECTION 4.03.              Monthly Statements to Certificateholders............................................IV-2
SECTION 4.04.              Claims upon the Policy; Policy Payments Account.....................................IV-4
SECTION 4.05.              Effect of Payments by the Credit Enhancer; Subrogation..............................IV-5
SECTION 4.06.              Trustee to Hold the Policy..........................................................IV-6
SECTION 4.07.              Certain Matters Relating to the Determination of LIBOR..............................IV-6

                                                            ARTICLE V

                                                         THE CERTIFICATES

SECTION 5.01.              The Certificates.....................................................................V-1
SECTION 5.02.              Certificate Register; Registration of Transfer and Exchange of Certificates..........V-1
SECTION 5.03.              Mutilated, Destroyed, Lost or Stolen Certificates....................................V-6
SECTION 5.04.              Persons Deemed Owners................................................................V-6
SECTION 5.05.              Access to List of Certificateholders' Names and Addresses............................V-6
SECTION 5.06.              Maintenance of Office or Agency......................................................V-7

                                                            ARTICLE VI

                                              THE DEPOSITOR AND THE MASTER SERVICER

SECTION 6.01.              Respective Liabilities of the Depositor and the Master Servicer.....................VI-1
SECTION 6.02.              Merger or Consolidation of the Depositor or the Master Servicer.....................VI-1
SECTION 6.03.              Limitation on Liability of the Depositor, the Seller, the Master Servicer and
                           Others..............................................................................VI-1
SECTION 6.04.              Limitation on Resignation of the Master Servicer....................................VI-2

                                                           ARTICLE VII

                                                             DEFAULT

SECTION 7.01.              Events of Default..................................................................VII-1
SECTION 7.02.              Trustee to Act; Appointment of Successor...........................................VII-2
SECTION 7.03.              Notification to Certificateholders.................................................VII-3
SECTION 7.04.              Term to Term Servicing.............................................................VII-4

                                                           ARTICLE VIII

                                                      CONCERNING THE TRUSTEE

SECTION 8.01.              Duties of the Trustee.............................................................VIII-1
SECTION 8.02.              Certain Matters Affecting the Trustee.............................................VIII-1
SECTION 8.03.              Trustee Not Liable for Certificates or Mortgage Loans.............................VIII-2
SECTION 8.04.              Trustee May Own Certificates......................................................VIII-3
SECTION 8.05.              Trustee's Fees and Expenses.......................................................VIII-3
SECTION 8.06.              Eligibility Requirements for the Trustee..........................................VIII-3
SECTION 8.07.              Resignation and Removal of the Trustee............................................VIII-4
SECTION 8.08.              Successor Trustee.................................................................VIII-5
SECTION 8.09.              Merger or Consolidation of the Trustee............................................VIII-5
SECTION 8.10.              Appointment of Co-Trustee or Separate Trustee.....................................VIII-5
SECTION 8.11.              Tax Matters.......................................................................VIII-7
SECTION 8.12.              Periodic Filings..................................................................VIII-9
SECTION 8.13.              Policy............................................................................VIII-9

                                                            ARTICLE IX

                                                           TERMINATION

SECTION 9.01.              Termination upon Liquidation or Purchase of the Mortgage Loans......................IX-1
SECTION 9.02.              Final Distribution on the Certificates..............................................IX-1
SECTION 9.03.              Additional Termination Requirements.................................................IX-2

                                                            ARTICLE X

                                                     MISCELLANEOUS PROVISIONS

SECTION 10.01.             Amendment............................................................................X-1
SECTION 10.02.             Recordation of Agreement; Counterparts...............................................X-2
SECTION 10.03.             Governing Law........................................................................X-3
SECTION 10.04.             Intention of Parties.................................................................X-3
SECTION 10.05.             Notices..............................................................................X-3
SECTION 10.06.             Severability of Provisions...........................................................X-4
SECTION 10.07.             Assignment...........................................................................X-4
SECTION 10.08.             Limitation on Rights of Certificateholders...........................................X-5
SECTION 10.09.             Inspection and Audit Rights..........................................................X-5
SECTION 10.10.             Certificates Nonassessable and Fully Paid............................................X-6
SECTION 10.11.             Third-Party Beneficiary..............................................................X-6

                                                            SCHEDULES

Schedule I:       Mortgage Loan Schedule..................................................................... S-I-1

Schedule II:      Representations and Warranties of the
                  Seller/Master Servicer.................................................................... S-II-1

Schedule III:     Representations and Warranties as to
                  the Mortgage Loans........................................................................S-III-1

Schedule IV:      Planned Balanced Schedules.................................................................S-IV-1

                                                             EXHIBITS

Exhibit A:        Form of Class A Certificate...................................................................A-1

Exhibit B:        Form of Class OC Certificate..................................................................B-1

Exhibit C:        Form of Class R Certificate...................................................................C-1

Exhibit D:        Form of Class P Certificate...................................................................D-1

Exhibit E:        Form of Reverse of Certificates...............................................................E-1

Exhibit F:        [Reserved]....................................................................................F-1

Exhibit G:        Form of Initial Certification of Trustee......................................................G-1

Exhibit H:        Form of Final Certification of Trustee........................................................H-1

Exhibit I:        Form of Transfer Affidavit....................................................................I-1

Exhibit J:        Form of Transferor Certificate................................................................J-1

Exhibit K:        Form of Investment Letter (Non-Rule 144A).....................................................K-1

Exhibit L:        Form of Rule 144A Letter......................................................................L-1

Exhibit M:        Form of Request for Release (for Trustee).....................................................M-1

Exhibit N:        Form of Request for Release (Mortgage Loan

                  Paid in Full, Repurchased and Released).......................................................N-1

          THIS POOLING AND SERVICING AGREEMENT, dated as of March 1, 1999, among INDYMAC ABS, INC., a Delaware corporation, as depositor (the "Depositor"), INDYMAC, INC. ("IndyMac"), a Delaware corporation, as seller (in such capacity, the "Seller") and as master servicer (in such capacity, the "Master Servicer"), and THE BANK OF NEW YORK, a banking corporation organized under the laws of the State of New York, as trustee (the "Trustee"),

                                WITNESSETH THAT

          In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                             PRELIMINARY STATEMENT

          The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates. The Trust Fund, for federal income tax purposes, will consist of five REMICs. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the Latest Possible Maturity Date. The Startup Day for each REMIC described herein shall be the Closing Date.

          The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which such Classes shall be issuable (except that one Certificate of each Class of Certificates may be issued in a different amount and, in addition, one Residual Certificate representing the Tax Matters Person Certificate may be issued in a different amount). Each Class of Certificates, other than the Class R Certificates, represents ownership of regular interests in the Master REMIC for purposes of the REMIC Provisions. The Class R Certificate represents for purposes of the REMIC provisions ownership of the residual interest in the Master REMIC as well as ownership of the Class T1-R, Class T2-R, Class T3-R, and Class T4-R, interests (i.e., the residual interest in each Subsidiary REMIC).


                                  Class Certificate            Pass-Through              Minimum                 Integral Multiples
                                       Balance                      Rate               Denomination                   in Excess
                                                                                                                     of Minimum

Class AF.........................    $142,126,452               6.54%(1)                   $25,000                      $1,000

Class AV.........................    $51,413,063                (2)                        $25,000                      $1,000

Class R..........................    $100                       6.54%                     (3)                           (3)

Class OC.........................    (4)                        (4)                       (5)                           (5)

Class PF.........................    $75                        6.00%

Class PV.........................    $25                        6.00%

(1) The Pass-Through Rate for the Class AF Certificates for any Distribution Date may not exceed the weighted average of the Mortgage Interest Rates then in effect on the Mortgage Loans in Loan Group 1 on the beginning of the related Remittance Period minus the sum of the Expense Fee Rate and the premium for the Policy expressed as a per annum rate. The Pass-Through for the Class AF Certificates for any Distribution Date on or after the Optional Termination Date will be equal to 7.04% per annum.

(2) The Class AV Certificates will bear interest during their initial Interest Accrual Period at 5.22969% per annum. The Pass-Through Rate for the Class AV Certificates for each Interest Accrual Period thereafter will be at a per annum rate equal to the lesser of (i) LIBOR plus 0.29% for Distribution Dates before the Optional Termination Date and 0.58% after that and (ii) the Group 2 WAC Cap.

(3) Two Certificates shall be created, one with a Class Certificate Balance of $99.95 and the other with a Class Certificate Balance of $0.05.

(4) The Class OC Certificates shall not have a principal balance but shall entitle the holder thereof to a portion of the interest payable with respect to the Mortgage Loans represented by the Class T5-F3, Class T5-F4, Class T5-F5, Class T5-V3, Class T5-V4, and Class T5-V-5 interests in the Master REMIC, described herein.

(5) The Class OC certificates do not have a minimum denomination amount. The aggregate Percentage Interests of all Class OC Certificates shall equal 100%.

                          THE TIERED REMIC STRUCTURE

          Described below are four Subsidiary REMICs, a Master REMIC, and the interests issued by those REMICs. The Class T1-R, Class T2-R, Class T3-R, Class T4-R, and Class T5-R interests are hereby designated as REMIC residual interests and the ownership of each of those interests shall be represented by the Class R Certificate. All other interests in the Subsidiary REMICs and in the Master REMIC are hereby designated as REMIC regular interests.

          (A) TIER ONE SUBSIDIARY REMIC

          A Subsidiary REMIC (the "Tier One REMIC") shall be created whose assets shall include all assets of the Trust Fund other than the uncertificated interests issued by each Subsidiary REMIC and the Policy. The Tier One REMIC shall issue the following classes of uncertificated interests:

                  Class             Initial Balance           Interest Rate

                  T1-F              $  (1)                    (3)
                  T1-V              $  (2)                    (4)
                  T1-R              $ 0.00                    (5)

(1) The initial principal balance of the Class T1-F interest shall equal the aggregate of the Cut-off Date Principal Balances of the Mortgage Loans in Loan Group 1.

(2) The initial principal balance of the Class T1-V interest shall equal the aggregate of the Cut-off Date Principal Balances of the Mortgage Loans in Loan Group 2.

(3) The Class T1-F interest shall bear interest at a rate equal to the Group 1 WAC Cap.

(4) The Class T1-V interest shall bear interest at a rate equal to the Group 2 WAC Cap.

(5) The Class T1-R interest shall not have a principal balance and shall not bear interest. It shall be entitled to any assets remaining in the Tier One REMIC after the Class T1-F and Class T1-V interests have been retired.

          For any Distribution Date, the Class T1-F interest shall be entitled to receive interest at its stated interest rate and shall be entitled to receive principal payments in an amount equal to the Principal Remittance Amount for Loan Group 1 for such Distribution Date. For any Distribution Date, Realized Losses, Prepayment Distribution Amounts, and Net Prepayment Interest Shortfalls on the Mortgage Loans in Loan Group 1 shall be allocated to the Class T1-F interest.

          For any Distribution Date, the Class T1-V interest shall be entitled to receive interest at its stated interest rate and shall be entitled to receive principal payments in an amount equal to the Principal Remittance Amount for Loan Group 2 for such Distribution Date. For any Distribution Date, Realized Losses, Prepayment Distribution Amounts, and Net Prepayment Interest Shortfalls on the Mortgage Loans in Loan Group 2 shall be allocated to the Class T1-V interest.

          (B) TIER TWO SUBSIDIARY REMIC

          A Subsidiary REMIC (the "Tier Two REMIC") shall be created whose assets shall consist of the Class T1-F and Class T1-V interests. The Tier Two REMIC shall issue the following classes of uncertificated interests:

                  Class             Initial Balance           Interest Rate

                  T2-F              $  (1)                    (2)
                  T2-FS             $0.00                     (3)
                  T2-V              $  (4)                    (5)
                  T2-VS             $0.00                     (6)
                  T2-R              $0.00                     (7)

(1) The initial principal balance of the Class T2-F interest shall equal the Cut-off date balance of the Class T1-F interest (the aggregate of the Cut-off Date Principal Balances of the Mortgage Loans in Loan Group 1).

(2) In determining the amount of interest payable on the Class T2-F interest for the first Distribution Date, the Class T2-F interest shall bear interest at a rate equal to the product of 0.50 and the rate payable on the Class T1-F interest (the Group 1 WAC Cap). In determining the amount of interest payable on the Class T2-F interest on each succeeding Distribution Date, the Class T2-F interest shall bear interest at a rate equal to the rate payable on the Class T1-F interest.

(3) The Class T2-FS interest shall not have a principal balance. For the first Distribution Date, and only for the first Distribution Date, the Class T2-FS interest shall be entitled to receive one-half of the interest payable on the Class T1-F interest.

(4) The initial principal balance of the Class T2-V interests shall equal the Cut-off date balance of the Class T1-V interest (the aggregate of the Cut-off Date Principal Balances of the Mortgage Loans in Loan Group 2).

(5) In determining the amount of interest payable on the Class T2-V interest for the first Distribution Date, the Class T2-V shall bear interest at a rate equal to the product of 0.50 and the rate payable on the Class T1-V interest (the Group 2 WAC Cap). In determining the amount of interest payable on the Class T2-V interest on each succeeding Distribution Date, the Class T2-V interest shall bear interest at a rate equal to the rate payable on the Class T1-V interest.

(6) The Class T2-VS interest shall not have a principal balance. For the first Distribution Date, and only for the first Distribution Date, the Class T2-VS interest shall be entitled to receive one-half of the interest payable on the Class T1-V interest.

(7) The Class T2-R interest shall not have a principal balance and shall not bear interest. It shall be entitled to any assets remaining in the Tier Two REMIC after the other Tier Two REMIC interests have been retired.

          For any Distribution Date, the Class T2-F interest shall be entitled to receive interest at its stated interest rate and shall be entitled to receive principal payments in an amount equal to the Principal Remittance Amount for Loan Group 1 for such Distribution Date. For any Distribution Date, Realized Losses, Prepayment Distribution Amounts, and Net Prepayment Interest Shortfalls on the Mortgage Loans in Loan Group 1 shall be allocated to the Class T2-F interest.

          For any Distribution Date, the Class T2-V interest shall be entitled to receive interest at its stated interest rate and shall be entitled to receive principal payments in an amount equal to the Principal Remittance Amount for Loan Group 2 for such Distribution Date. For any Distribution Date, Realized Losses, Prepayment Distribution Amounts, and Net Prepayment Interest Shortfalls on the Mortgage Loans in Loan Group 2 shall be allocated to the Class T2-V interest.

          (C) TIER THREE SUBSIDIARY REMIC

          A Subsidiary REMIC (the "Tier Three REMIC") shall be created whose assets shall consist of the interests issued by the Tier Two REMIC other than the Class T2-R interest. The Tier Three REMIC shall issue the following classes of uncertificated interests:

                  Class             Initial Balance           Interest Rate

                  T3-F1             $  (1)                    (4)
                  T3-F2             $  (2)                    (4)
                  T3-F3             $  (3)                    (4)
                  T3-V1             $  (5)                    (8)
                  T3-V2             $  (6)                    (8)
                  T3-V3             $  (7)                    (8)
                  T3-S              $0.00                     (9)
                  T3-R              $0.00                     (10)

(1) The initial principal balance of the Class T3-F1 interest shall equal 98% of the Cut-off date balance of the Class T2-F interest (the aggregate of the Cut-off Date Principal Balances of the Mortgage Loans in Loan Group 1).

(2) The initial principal balance of the Class T3-F2 interest shall equal 1% of the Cut-off date balance of the Class T2-F interest.

(3) The initial principal balance of the Class T3-F3 interest shall equal 1% of the Cut-off date balance of the Class T2-F interest.

(4) The Class T3-F1, Class T3-F2, and Class T3-F3 interests shall each bear interest at the rate payable on the Class T2-F interest (i.e., with respect to any Distribution Date other than the first Distribution Date, a rate equal to the Group 1 WAC Cap). For any Distribution Date, the interest payable on the Class T3-F3 interest shall be deferred in an amount equal to 1% in the increase in the Overcollateralization Amount with respect to Loan Group 1 for such Distribution Date. Any interest so deferred on the Class T3-F3 interest for any Distribution Date shall be paid as additional principal on the Class T3-F2 interest.

(5) The initial principal balance of the Class T3-V1 interest shall equal 98% of the Cut-off date balance of the Class T2-V interest (the aggregate of the Cut-off Date Principal Balances of the Mortgage Loans in Loan Group 1).

(6) The initial principal balance of the Class T3-V2 interest shall equal 1% of the Cut-off date balance of the Class T2-V interest.

(7) The initial principal balance of the Class T3-V3 interest shall equal 1% of the Cut-off date balance of the Class T2-V interest.

(8) The Class T3-V1, Class T3-V2, and Class T3-V3 interests shall each bear interest at the rate payable on the Class T2-V interest (i.e., with respect to any Distribution Date other than the first Distribution Date, a rate equal to the Group 2 WAC Cap). For any Distribution Date, the interest payable on the Class T3-V3 interest shall be deferred in an amount equal to 1% in the increase in the Overcollateralization Amount with respect to Loan Group 2 for such Distribution Date. Any interest so deferred on the Class T3-V3 interest for any Distribution Date shall be paid as additional principal on the Class T3-V2 interest.

(9) The Class T3-S Certificate shall not have a principal balance. It shall be entitled to the sum of the payments made on the Class T2-FS and Class T2-VS interests.

(10) The Class T3-R interest shall not have a principal balance and shall not bear interest. It shall be entitled to any assets remaining in the Tier Three REMIC after the other Tier Three REMIC interests have been retired.

          For any Distribution Date, an amount equal to the Principal Remittance Amount for Loan Group 1 shall be allocated as follows: (a) 98% to the Class T3-F1 interest until it balance is reduced to zero; and (b) 2%, first to the Class T3-F3 interest in an amount equal to 2% of any decrease in the Overcollateralization Amount (other than decreases attributable to Realized Losses) for such Distribution Date, and then equally between the Class T3-F2 and Class T3-F3 interests until their balances are reduced to zero.

          For any Distribution Date, Prepayment Distribution Amounts and Net Prepayment Interest Shortfalls on the Mortgage Loans in Loan Group 1 shall be allocated ratably among the Class T3-F1, Class T3-F2, and Class T3-F3 interests according to their rights to receive interest on such Distribution Date.

          For any Distribution Date, Realized Losses attributable to the Mortgage Loans in Loan Group 1 shall be allocated as follows: (a) 98% to the Class T3-F1 interest, and (b) 2%, first to the Class T3-F3 interest to the extent the principal balance of that interest on such Distribution Date exceeds 1% of the Pool Stated Principal Balance for Loan Group 1 as of the end of the Remittance Period related to such Distribution Date (after giving effect to any principal payments made on such Distribution Date), and then equally between the Class T3-F2 and Class T3-F3 interests.

          For any Distribution Date, an amount equal to the Principal Remittance Amount for Loan Group 2 shall be allocated as follows: (a) 98% to the Class T3-V1 interest until it balance is reduced to zero; and (b) 2%, first to the Class T3-V3 interest in an amount equal to 2% of any decrease in the Overcollateralization Amount (other than decreases attributable to Realized Losses) for such Distribution Date, and then equally between the Class T3-V2 and Class T3-V3 interests until their balances are reduced to zero.

          For any Distribution Date, Prepayment Distribution Amounts and Net Prepayment Interest Shortfalls on the Mortgage Loans in Loan Group 2 shall be allocated ratably among the Class T3-V1, Class T3-V2, and Class T3-V3 interests according to their rights to receive interest on such Distribution Date.

          For any Distribution Date, Realized Losses attributable to the Mortgage Loans in Loan Group 2 shall be allocated as follows: (a) 98% to the Class T3-V1 interest, and (b) 2%, first to the Class T3-V3 interest to the extent the principal balance of that interest on such Distribution Date exceeds 1% of the Pool Stated Principal Balance for Loan Group 2 as of the end of the Remittance Period related to such Distribution Date (after giving effect to any principal payments made on such Distribution Date), and then equally between the Class T3-V2 and Class T3-V3 interests.

          (D) TIER FOUR SUBSIDIARY REMIC

          A Subsidiary REMIC (the "Tier Four REMIC") shall be created whose assets shall consist of the interests issued by the Tier Three REMIC other than the Class T3-R interest. The Tier Four REMIC shall issue the following classes of uncertificated interests:

                  Class             Initial Balance           Interest Rate

                  T4-F1             $  (1)                    (4)
                  T4-F2             $  (2)                    6.54%(2)
                  T4-F3             $  (3)                    (4)
                  T4-F4             $0.00                     (5)
                  T4-V1             $  (6)                    (9)
                  T4-V2             $  (7)                    (9)
                  T4-V3             $  (8)                    (10)
                  T4-V4             $0.00                     (11)
                  T4-S              $0.00                     (12)
                  T3-R              $0.00                     (13)

(1) The initial principal balance of the Class T4-F1 interest shall equal the Cut-off date balance of the Class T3-F1 interest (i.e., 98% of the aggregate of the Cut-off Date Principal Balances of the Mortgage Loans in Loan Group 1).

(2) The initial principal balance of the Class T4-F2 interest shall equal the Cut-off date balance of the Class T3-F2 interest. Notwithstanding the stated interest rate shown above, for any Distribution Date, the interest payable on the Class T4-F2 interest shall not exceed the Group 1 WAC Cap.

(3) The initial principal balance of the Class T4-F3 interest shall equal the Cut-off date balance of the Class T3-F3 interest.

(4) The Class T4-F1 and Class T4-F3 interests shall each bear interest at the rate payable on the Class T3-F1 and T3-F3 interests (i.e., with respect to any Distribution Date other than the first Distribution Date, a rate equal to the Group 1 WAC Cap). For any Distribution Date, the interest payable on the Class T4-F3 interest shall be deferred in an amount equal to 1% in the increase in the Overcollateralization Amount with respect to Loan Group 1 for such Distribution Date. Any interest so deferred on the Class T4-F3 interest for any Distribution Date shall be paid as additional principal on the Class T4-F2 interest.

(5) The Class T4-F4 interest shall not have a principal balance but shall at all times have a notional principal balance equal to the principal balance of the Class T3-F2 interest. For any Distribution Date, the Class T4-F4 interest shall be entitled to interest payable on such notional principal balance at a rate equal to the excess of the rate payable on the Class T3-F2 interest over 6.54%.

(6) The initial principal balance of the Class T4-V1 interest shall equal the Cut-off date balance of the Class T3-V1 interest (i.e., 98% of the aggregate of the Cut-off Date Principal Balances of the Mortgage Loans in Loan Group 1).

(7) The initial principal balance of the Class T4-V2 interest shall equal the Cut-off date balance of the Class T3-V2 interest.

(8) The initial principal balance of the Class T4-V3 interest shall equal the Cut-off date balance of the Class T3-V3 interest.

(9) The Class T4-V1 and Class T4-V3 interests shall each bear interest at the rate payable on the Class T3-V1 and Class T3-V3 interest (i.e., with respect to any Distribution Date other than the first Distribution Date, a rate equal to the Group 1 WAC Cap). For any Distribution Date, the interest payable on the Class T4-V3 interest shall be deferred in an amount equal to 1% in the increase in the Overcollateralization Amount with respect to Loan Group 2 for such Distribution Date. Any interest so deferred on the Class T4-V3 interest for any Distribution Date shall be paid as additional principal on the Class T4-V2 interest.

(10) The Class T4-V2 interest shall bear interest at a rate equal to the lesser of (a) one-month LIBOR plus the Pass-Through Margin for the Class AV Certificates, and (b) the Group 2 WAC Cap.

(11) The Class T4-V4 interest shall not have a principal balance but shall at all times have a notional principal balance equal to the principal balance of the Class T3-V2 interest. For any Distribution Date, the Class T4-V4 interest shall be entitled to interest payable on such notional principal balance at a rate equal to the excess of the rate payable on the Class T3-V2 interest (i.e., the Group 2 WAC Cap) over one-month LIBOR plus the Pass-Through Margin on the Class AV Certificates.

(12) The Class T4-S interest shall not have a principal balance. It shall be entitled to the sum of the payments made on the Class T3-S interest.

(13) The Class T4-R interest shall not have a principal balance and shall not bear interest. It shall be entitled to any assets remaining in the Tier Four REMIC after the other Tier Four REMIC interests have been retired.

          For any Distribution Date, an amount equal to the Principal Remittance Amount for Loan Group 1 shall be allocated as follows: (a) 98% to the Class T4-F1 interest until it balance is reduced to zero; and (b) 2%, first to the Class T4-F3 interest in an amount equal to 2% of any decrease in the Overcollateralization Amount (other than decreases attributable to Realized Losses) for such Distribution Date, and then equally between the Class T4-F2 and Class T4-F3 interests until their balances are reduced to zero.

          For any Distribution Date, Prepayment Distribution Amounts and Net Prepayment Interest Shortfalls on the Mortgage Loans in Loan Group 1 shall be allocated ratably among the Class T4-F1, Class T4-F2, and Class T4-F3, interests according to their rights to receive interest on such Distribution Date.

          For any Distribution Date, Realized Losses attributable to the Mortgage Loans in Loan Group 1 shall be allocated as follows: (a) 98% to the Class T4-F1 interest, and (b) 2%, first to the Class T4-F3 interest to the extent the principal balance of that interest on such Distribution Date exceeds 1% of the Pool Stated Principal Balance for Loan Group 1 as of the end of the Remittance Period related to such Distribution Date (after giving effect to any principal payments made on such Distribution Date), and then equally between the Class T4-F2 and Class T4-F3 interests.

          For any Distribution Date, an amount equal to the Principal Remittance Amount for Loan Group 2 shall be allocated as follows: (a) 98% to the Class T4-F1 interest until it balance is reduced to zero; and (b) 2%, first to the Class T3-F3 interest in an amount equal to 2% of any decrease in the Overcollateralization Amount (other than decreases attributable to Realized Losses) for such Distribution Date, and then equally between the Class T3-F2 and Class T3-F3 interests until their balances are reduced to zero.

          For any Distribution Date, Prepayment Distribution Amounts and Net Prepayment Interest Shortfalls on the Mortgage Loans in Loan Group 2 shall be allocated ratably among the Class T3-V1, Class T3-V2, and Class T3-V3 interests according to their rights to receive interest on such Distribution Date.

          For any Distribution Date, Realized Losses attributable to the Mortgage Loans in Loan Group 2 shall be allocated as follows: (a) 98% to the Class T3-V1 interest, and (b) 2%, first to the Class T3-V3 interest to the extent the principal balance of that interest on such Distribution Date exceeds 1% of the Pool Stated Principal Balance for Loan Group 2 as of the end of the Remittance Period related to such Distribution Date (after giving effect to any principal payments made on such Distribution Date), and then equally between the Class T3-V2 and Class T3-V3 interests.

          (E) TIER FIVE MASTER REMIC

          A Master REMIC (the "Tier Five REMIC") shall be created whose assets shall consist of the interests issued by the Tier Four REMIC, other than the Class T4-R interest, and the Policy. The Tier Five REMIC shall issue the following classes of interests and the ownership of the interests in the Tier Five REMIC shall be evidenced by the Certificates. The Tier Five REMIC interests and the corresponding Certificates are as follows:

                                                              Corresponding
      Class            Initial Balance   Interest Rate        Certificates

      T5-F1            $ 142,126,452          6.54%(1)         Class AF
      T5-F2            $          75          6.00%(1)         Class PF
      T5-R             $         100          6.54%            Class R
      T5-F3            $         (2)          (2)              Class OC
      T5-F4            $         (3)          (3)              Class OC
      T5-F5            $         (4)          (4)              Class OC
      T5-V1            $  51,413,063          (5)              Class AV
      T5-V2            $          25          6.00%(6)         Class PV
      T5-V3            $         (7)          (7)              Class OC
      T5-V4            $         (8)          (8)              Class OC
      T5-V5            $         (9)          (9)              Class OC
      T5-S             $        (10)         (10)              (10)

(1) Notwithstanding the stated interest rate shown above, for any Distribution Date, the rate at which interest is payable on the Class T5-F1 and T5-F2 interests shall not exceed the Group 1 WAC Cap.

(2) The Class T5-F3 interest shall not have a principal balance or a notional principal balance. For any Distribution Date, the Class T5-F3 interest shall be entitled to receive all amounts payable on the Class T4-F4 interest.

(3) The Class T5-F4 interest shall not have a principal balance. The Class T5-F4 interest shall have a notional principal balance that at all times corresponds to that of the aggregate balances of the Class T4-F1 and Class T4-F3 interests. For any Distribution Date, the Class T5-F4 interest shall be entitled to interest on payable on such notional principal balance at a rate equal to the excess of (a) the rate payable on the Class T4-F1 and Class T4-F3 interests (i.e., the Group 1 WAC Cap), over (b) the product of two and the weighted average of the interest rates on the Class T4-F2 and Class T4-F3 interests, treating the rate on the Class T4-F3 interest as though it were capped at 0.0% for this purpose.

(4) The Class T5-F5 interest shall not have a principal balance. The Class T5-F5 interest shall have a notional principal balance that at all times corresponds to that of the Class T4-F2 interest. For any Distribution Date, the Class T5-F5 interest shall be entitled to interest on payable on such notional principal balance at a rate equal to the excess of (a) the rate payable on the Class T4-F2 (i.e., 6.54%, subject to the Group 1 WAC Cap), over
(b) the product of two and the weighted average of the interest rates on the Class T4-F2 and Class T4-F3 interests, treating the rate on the Class T4-F3 interest as though it were capped at 0.0% for this purpose.

(5) The Class T5-V1 interest shall bear interest at a rate equal to the lesser of (a) one-month LIBOR plus the Pass-Through Margin for the Class AV Certificates, and (b) the Group 2 WAC Cap.

(6) Notwithstanding the stated interest rate shown above, for any Distribution Date, the rate at which interest is payable on the Class T5-V2 interest shall not exceed the Group 2 WAC Cap.

(7) The Class T5-V3 interest shall not have a principal balance or a notional principal balance. For any Distribution Date, the Class T5-V3 interest shall be entitled to receive all amounts payable on the Class T4-V4 interest.

(8) The Class T5-V4 interest shall not have a principal balance. The Class T5-V4 interest shall have a notional principal balance that at all times corresponds to that of the aggregate balances of the Class T4-V1 and Class T4-V3 interests. For any Distribution Date, the Class T5-V4 interest shall be entitled to interest on payable on such notional principal balance at a rate equal to the excess of (a) the rate payable on the Class T4-V1 and Class T4-V3 interests (i.e., the Group 2 WAC Cap), over (b) the product of two and the weighted average of the interest rates on the Class T4-V2 and Class T4-V3 interests, treating the rate on the Class T4-V3 interest as though it were capped at 0.0% for this purpose.

(9) The Class T5-V5 interest shall not have a principal balance. The Class T5-V5 interest shall have a notional principal balance that at all times corresponds to that of the Class T4-V2 interest. For any Distribution Date, the Class T5-V5 interest shall be entitled to interest on payable on such notional principal balance at a rate equal to the excess of (a) the rate payable on the Class T4-V2 (i.e., the lesser of one-month LIBOR plus the Class AV Pass-Through Margin or the Group 2 WAC Cap), over (b) the product of two and the weighted average of the interest rates on the Class T4-V2 and Class T4-V3 interests, treating the rate on the Class T4-V3 interest as though it were capped at 0.0% for this purpose.

(10) The Class T5-S interest shall not have a principal balance or a stated interest rate, but, for any Distribution Date shall be entitled to all amounts payable on the Class T4-S interest. The Class T5-S interest shall not be certificated and shall be retained by the Seller.

          For any Distribution Date, the Class T5-F1, Class T5-F2, Class T5-FR, Class T5-V1, and Class T5-V2 interests shall be entitled to principal and interest payments allocable to their corresponding class of Certificates, as provided in Section 4.02, hereof. Moreover, the Class T5-F2 interests (corresponding Class PF Certificate) and the Class T5-V2 interest (corresponding Class PV Certificate) shall be entitled to distributions of all Prepayment Distribution Amounts as provided in Section 4.02(i), hereof.

          All interest payable on the Tier Five REMIC interests that are components of the Class OC Certificate shall be deferred and such interest shall be paid as part of the Extra Principal Distribution Amount as provided in
Section 4.02(vi)(b) and 4.02(vii), hereof. Any interest so deferred shall not itself bear interest. For any Distribution Date on which amounts are paid to the Holder of the Class OC Certificate pursuant to Section 4.02(viii), hereof, such amounts shall be considered to have been paid to each Tier Five REMIC interest that is a component of the Class OC Certificate in proportion to the aggregate current and accrued interest due on each such component.

          Set forth below are designations of Classes of Certificates to the categories used herein:



Book-Entry Certificates..........................    All Classes of Certificates other than the Physical Certificates.

Group 1
 Certificates....................................    Class AF and Class R Certificates.

Group 2
 Certificates....................................    Class AV Certificates.

Group 1
 Class A Certificates............................    Class AF Certificates.

Group 2
 Class A Certificates............................    Class AV Certificates.

Adjustable Rate Certificates.....................    Group 2 Certificates.

Fixed Rate Certificates..........................    Class AF and Class R Certificates.

Delay Certificates...............................    All interest-bearing Classes of Certificates other than the Non-Delay
                                                     Certificates, if any.

ERISA-Restricted
 Certificates....................................    Class R Certificates, Class OC Certificates and Class P Certificates.

Floating Rate Certificates.......................    Adjustable Rate Certificates.

LIBOR Certificates...............................    Adjustable Rate Certificates.

Non-Delay Certificates...........................    Adjustable Rate Certificates.

Notional Amount Certificates.....................    Class OC Certificates.

Offered Certificates.............................    All Classes of Certificates other than the Private Certificates.

Physical Certificates............................    Class R, Class PF, Class PV and Class OC Certificates.

Private Certificates.............................    Class PF, Class PV and Class OC Certificates.

Rating Agencies..................................    S&P and Moody's.

Regular Certificates.............................    All Classes of Certificates other than the Class R Certificates.

Residual Certificates............................    Class R Certificates.



          References herein to "Class A" and "Class P" Certificates are references to Certificates of either or both Certificate Groups of similar designations, as the context requires.

                                   ARTICLE I

                                  DEFINITIONS

          Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

          Adjusted Mortgage Rate: As to each Mortgage Loan and any Distribution Date, the per annum rate equal to the Mortgage Rate less the Master Servicing Fee Rate.

          Adjusted Net Mortgage Rate: As to each Mortgage Loan and any Distribution Date, the per annum rate equal to the Mortgage Rate as of the Due Date in the month before the month of the Distribution Date less the Expense Fee Rate.

                  Adjustment Date: As to any Mortgage Loan in Loan Group 2, the first Due Date on which the related Mortgage Rate adjusts as set forth in the related Mortgage Note and each Due Date thereafter on which the Mortgage Rate adjusts as set forth in the related Mortgage Note.

          Advance: As to a Loan Group, the payment required to be made by the Master Servicer with respect to any Distribution Date pursuant to Section 4.01, the amount of any such payment being equal to the aggregate of payments of principal and interest (net of the Master Servicing Fee and net of any net income in the case of any REO Property) on the Mortgage Loans in such Loan Group that were due during the related Remittance Period and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Master Servicer has determined would constitute a Nonrecoverable Advance if advanced.

          Agreement: This Pooling and Servicing Agreement and all amendments or supplements hereto.

          Amount Held for Future Distribution: As to the Certificates in either Certificate Group on any Distribution Date, the aggregate amount held in the Certificate Account at the close of business on the related Determination Date on account of (i) Principal Prepayments and Liquidation Proceeds on the Mortgage Loans in the related Loan Group received after the end of the related Remittance Period and (ii) all Scheduled Payments on the Mortgage Loans in the related Loan Group due after the end of the related Remittance Period.

          Annual Loss Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate of all Realized Losses for the twelve preceding Remittance Periods and the denominator of which is the aggregate Stated Principal Balances of the Mortgage Loans and REO Properties as of the day immediately preceding the first day of the twelfth preceding Remittance Period.

          Available Funds: With respect to any Distribution Date and the Mortgage Loans in a Loan Group (x) the sum of (i) all scheduled installments of interest (net of the related Expense Fees) and principal due on the Due Date on such Mortgage Loans in the related Remittance Period and received prior to the related Determination Date, together with any Advances in respect thereof; (ii) all Insurance Proceeds and Liquidation Proceeds from Mortgage Loans in such Loan Group during the related Remittance Period (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed Advances, if any); (iii) all partial or full prepayments on the Mortgage Loans in such Loan Group received during the related Remittance Period (including prepayment penalties) together with all Compensating Interest thereon; and (iv) amounts received with respect to such Distribution Date as the Substitution Adjustment Amount or purchase price in respect of a Deleted Mortgage Loan in such Loan Group or a Mortgage Loan repurchased by the Seller or the Master Servicer in such Loan Group as of such Distribution Date; reduced by (y) amounts in reimbursement for Advances previously made with respect to the Mortgage Loans in such Loan Group and other amounts as to which the Master Servicer is entitled to be reimbursed pursuant to the Agreement with respect to such Loan Group.

          Basic Principal Amount: With respect to any Distribution Date and each Loan Group, to the extent of funds available therefor, the amount equal to the sum of the following amounts (without duplication) for the immediately preceding Remittance Period: (i) each payment of principal on a Mortgage Loan in the related Loan Group received or advanced by the Master Servicer during such Remittance Period, including all full and partial principal prepayments,
(ii) the Liquidation Proceeds on the Mortgage Loans in the related Loan Group allocable to principal actually collected by the Master Servicer during the related Remittance Period, (iii) the principal portion of the purchase price of each Deleted Mortgage Loan in the related Loan Group that was repurchased during the related Remittance Period, (iv) the principal portion of any Substitution Adjustment Amounts in connection with a substitution of a Mortgage Loan in the related Loan Group as of such Distribution Date and (v) the allocable portion of the proceeds received with respect to the termination of the Trust Fund (to the extent such proceeds relate to principal).

          Blanket Mortgage: The mortgage or mortgages encumbering a Cooperative Property.

          Book-Entry Certificates: As specified in the Preliminary Statement.

          Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in the City of New York, New York, or the State of California or the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.

          Certificate: Any one of the Certificates executed by the Trustee in substantially the forms attached hereto as exhibits.

          Certificate Account: The separate Eligible Account or Accounts created and maintained by the Master Servicer pursuant to Section 3.06(b) with a depository institution in the name of the Master Servicer for the benefit of the Trustee on behalf of Certificateholders and the Credit Enhancer and designated "IndyMac, Inc. in trust for the registered holders of Home Equity Loan Asset-Backed Certificates, Series SPMD 1999-A and Financial Security Assurance Inc."

          Certificate Balance: With respect to any Class of Certificates, other than the Class OC Certificates, at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the Denomination thereof minus all distributions of principal previously made with respect thereto. The Class OC Certificates have no Certificate Balance.

          Certificate Group: Any of the Certificate Group 1 Certificates or the Certificate Group 2 Certificates, as applicable.

          Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate.

          Certificate Register: The register maintained pursuant to Section
5.02.

          Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or any affiliate of the Depositor shall be deemed not to be Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect such consent has been obtained; provided, however, that if any such Person (including the Depositor) owns 100% of the Percentage Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be Outstanding for purposes of any provision hereof that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action hereunder. The Trustee is entitled to rely conclusively on a certification of the Depositor or any affiliate of the Depositor in determining which Certificates are registered in the name of an affiliate of the Depositor.

          Class: All Certificates bearing the same class designation as set forth in the Preliminary Statement.

          Class Certificate Balance: With respect to any Class and as to any date of determination, the aggregate of the Certificate Balances of all Certificates of such Class as of such date.

          Class Optimal Interest Distribution Amount: With respect to any Distribution Date for each Class of interest bearing Certificates, the amount of interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the related Class Certificate Balance; provided that the Class Optimal Interest Distribution Amount for each Class shall be reduced by such Class's pro rata share (based on the Class Optimal Interest Distribution Amount otherwise payable in respect of such Class on such Distribution Date) of an amount equal to the aggregate of the Net Prepayment Interest Shortfalls for each prepaid Mortgage Loan in the related Loan Group for such Prepayment Period.

          Closing Date: March 30, 1999.

          Code: The Internal Revenue Code of 1986, including any successor or amendatory provisions.

          Collateral Value: With respect to any Mortgage Loan, the Collateral Value of the related Mortgaged Property, other than with respect to Mortgage Loans the proceeds of which were used for a Refinance Loan, is the lesser of
(i) the appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan and (ii) the sales price for such Mortgaged Property. In the case of Refinance Loans, the Collateral Value of the related Mortgaged Property is generally the appraised value thereof determined in an appraisal obtained at the time of refinancing.

          Combined Loan-to-Value Ratio: For any Mortgage Loan at any time, shall be the ratio expressed as a percentage of (i) the sum of (a) the original principal balance of such Mortgage Loan and (b) the outstanding principal balance at the date of origination of such Mortgage Loan of any senior mortgage loan(s), or in the case of any open-ended senior mortgage loan, the maximum available line of credit with respect to such mortgage loan at origination, regardless of any lesser amount actually outstanding at the date of origination of such Mortgage Loan, to (ii) the Collateral Value of such Mortgage Loan.

          Compensating Interest: For any Distribution Date, an amount with respect to each prepaid Mortgage Loan sufficient to pass through to Certificateholders the full amount of interest to which they would be entitled in respect of such Mortgage Loan on the related Distribution Date; provided, however, that the amount of Compensating Interest to be passed through to Certificateholders on any Distribution Date will not be in excess of one-quarter of the aggregate Master Servicing Fee with respect to such Distribution Date.

          Cooperative Corporation: The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under
Section 216 of the Code.

          Coop Shares: Shares issued by a Cooperative Corporation.

          Cooperative Loan: Any Mortgage Loan secured by Coop Shares and a Proprietary Lease.

          Cooperative Property: The real property and improvements owned by the Cooperative Corporation, including the allocation of individual dwelling units to the holders of the Coop Shares of the Cooperative Corporation.

          Cooperative Unit: A single family dwelling located in a Cooperative Property.

          Corporate Trust Office: The designated office of the Trustee in the State of New York at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 101 Barclay Street, 12E, New York, New York 10286 (Attn: Mortgage-Backed Securities Group, IndyMac ABS, Inc., Home Equity Loan Asset-Backed Trust, Series SPMD 1999-A), facsimile no.
(212) 815-4135 and which is the address to which notices to and correspondence with the Trustee should be directed.

          Credit Enhancement Draw Amount: As to any Distribution Date, the amount required to be paid by the Credit Enhancer for the Distribution Date in accordance with the Policy.

          Credit Enhancer: Financial Security Assurance Inc., a New York monoline stock insurance company and any successor to it.

          Credit Enhancer Default: The failure by the Credit Enhancer to make a payment required under the Policy in accordance with its terms.

          Cumulative Loss Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate amount of Realized Losses incurred from the Closing Date through the end of the related Remittance Period, and the denominator of which is the aggregate Cut-off Date Principal Balance of the Mortgage Loans.

          Cut-off Date: March 1, 1999.

          Cut-off Date Aggregate Principal Balance: With respect to each Loan Group, the aggregate of the Cut-off Date Principal Balances of the Mortgage Loans in such Loan Group.

          Cut-off Date Pool Principal Balance: $193,539,716.66.

          Cut-off Date Principal Balance: As to any Mortgage Loan and any Subsidiary REMIC interest, the Stated Principal Balance thereof as of the close of business on the Cut-off Date (or as of the date of substitution for a Substitute Mortgage Loan).

          Debt Service Reduction: With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for such Mortgage Loan which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

          Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

          Defective Mortgage Loan: Any Mortgage Loan which is required to be repurchased pursuant to Section 2.02 or 2.03.

          Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the Bankruptcy Code.

          Definitive Certificates: Any Certificate evidenced by a Physical Certificate and any Certificate issued in lieu of a Book-Entry Certificate pursuant to Section 5.02(e).

          Delay Certificates: As specified in the Preliminary Statement.

          Deleted Mortgage Loan: As defined in Section 2.03(c).

          Delinquency Percentage: With respect to any Remittance Period, a fraction, expressed as a percentage, the numerator of which is the sum of the aggregate of the Stated Principal Balances of all Mortgage Loans that are (i) 60 or more days delinquent, (ii) in foreclosure, or (iii) REO Properties as of the close of business on the last day of such Remittance Period, and the denominator of which is the aggregate Stated Principal Balances of the Mortgage Loans as of the close of business on the last day of such Remittance Period.

          Denomination: With respect to each Certificate, the amount set forth on the face thereof as the "Initial Certificate Balance of this Certificate" or the "Initial Notional Amount of this Certificate" or, if neither of the foregoing, the Percentage Interest appearing on the face thereof.

          Depositor: IndyMac ABS, Inc., a Delaware corporation, or its successor in interest.

          Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

          Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

          Determination Date: As to any Distribution Date, the 18th day of each month or if such 18th day is not a Business Day the next succeeding Business Day; provided, however, that if such next succeeding Business Day is less than two Business Days prior to the related Distribution Date, then the Determination Date shall be the next Business Day preceding the 18th day of such month.

          Distribution Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.06(d) in the name of the Trustee for the benefit of the Certificateholders and the Credit Enhancer and designated "The Bank of New York in trust for registered holders of Home Equity Loan Asset-Backed Certificates, Series SPMD 1999-A and Financial Security Assurance Inc." Funds in the Distribution Account shall be held in trust for the Certificateholders and the Credit Enhancer for the uses and purposes set forth in this Agreement.

          Distribution Account Deposit Date: As to any Distribution Date, 12:30 P.M. Pacific time on the third Business Day immediately preceding such Distribution Date.

          Distribution Date: The 25th day of each calendar month after the initial issuance of the Certificates, or if such 25th day is not a Business Day, the next succeeding Business Day, commencing in April 1999.

          Due Date: With respect to any Mortgage Loan, the first day of the month in which a Scheduled Payment is due.

          Duff & Phelps: Duff & Phelps Credit Rating Company, or any successor thereto. If Duff & Phelps is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to Duff & Phelps shall be Duff & Phelps Credit Rating Company, 55 E. Monroe Street, 38th Floor, Chicago, Illinois 60603, Attention: MBS Monitoring - IndyMac SPMD 1999-A, or such other address as Duff & Phelps may hereafter furnish to the Depositor and the Master Servicer.

          Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company, but only if Moody's is not a Rating Agency) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC or the SAIF (to the limits established by the FDIC or the SAIF) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee, to each Rating Agency and to the Credit Enhancer, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency and the Credit Enhancer. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

          ERISA: The Employee Retirement Income Security Act of 1974, as amended.

          ERISA-Restricted Certificate: As specified in the Preliminary
Statement.

          Escrow Account: The Eligible Account or Accounts established and maintained pursuant to Section 3.07(a).

          Event of Default: As defined in Section 7.01.

          Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the Master Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.09(a)(ii), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the Remittance Period in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date applicable to the Distribution Date immediately following the Remittance Period during which such liquidation occurred.

          Expense Fees: As to each Mortgage Loan, the Expense Fee Rate times the Stated Principal Balance of the Mortgage Loan.

          Expense Fee Rate: As to each Mortgage Loan, the sum of the related Master Servicing Fee Rate and the Trustee Fee Rate.

          Extra Principal Distribution Amount: As of any Distribution Date and either Certificate Group, the lesser of (x) the related Total Monthly Excess Spread for such Distribution Date and (y) the related Overcollateralization Deficiency for such Distribution Date.

          FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

          FHLMC: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

          FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of 1989.

          FNMA: The Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

          Group 1 Certificates: As specified in the Preliminary Statement.

          Group 1 WAC Cap: For any Distribution Date, the weighted average of the Adjusted Net Mortgage Rates for the Mortgage Loans in Loan Group 1 and minus the premium for the Policy expressed as a per annum rate.

          Group 2 Certificates: As specified in the Preliminary Statement.

          Group 2 WAC Cap: With respect to the Mortgage Loans in Loan Group 2 as of any Distribution Date, the weighted average of the Mortgage Rates then in effect on the beginning of the related Remittance Period on the Mortgage Loans in Loan Group 2 minus the sum of the Expense Fee Rate, the premium for the Policy expressed as a per annum rate and with respect to each Distribution Date after the twelfth Distribution Date, 0.50%.

          Guaranteed Distribution: As specified in the Policy.

          Index: As to each Mortgage Loan in Loan Group 2, the index from time to time in effect for the adjustment of the Mortgage Rate set forth as such on the related Mortgage Note.

          Indirect Participant: A broker, dealer, bank or other financial institution or other Person that clears through or maintains a custodial relationship with a Depository Participant.

          Insurance Policy: With respect to any Mortgage Loan included in the Trust Fund, any insurance policy other than the Policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

          Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy (other than proceeds applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures), in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

          Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy (other than the Policy) with respect to the Mortgage Loans.

          Interest Accrual Period: With respect to each Class of Delay Certificates, corresponding Subsidiary REMIC Interests and any Distribution Date, the calendar month prior to the month of such Distribution Date. With respect to each Class of Non-Delay Certificates, corresponding Subsidiary REMIC Interests and any Distribution Date, the one-month period commencing on the 25th day of the month preceding the month in which such Distribution Date occurs and ending on the 24th day of the month in which such Distribution Date occurs (or in the case of the first Distribution Date, the period from and including the Closing Date to but excluding such first Distribution Date).

          Last Scheduled Distribution Date: The Last Scheduled Distribution Date for each Class of Certificates is as follows:

                                                           LAST SCHEDULED
                                                         DISTRIBUTION DATE

Class AF Certificates...................................    April 25, 2029
Class AV Certificates...................................    April 25, 2029
Class OC Certificates...................................    April 25, 2029
Class R Certificates....................................    April 25, 2029
Class PF Certificates...................................    April 25, 2029
Class PV Certificates...................................    April 25, 2029

          Latest Possible Maturity Date: The Distribution Date following the third anniversary of the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity date as of the Cut-off Date irrespective of whether such Mortgage Loan prepays prior to maturity.

          LIBOR: With respect to any Interest Accrual Period for the LIBOR Certificates, the rate determined by the Trustee on the related LIBOR Determination Date on the basis of the offered rate for one-month U.S. dollar deposits as such rate appears on Telerate Page 3750 as of 11:00 A.M. (London time) on such date; provided that if such rate does not appear on Telerate Page 3750, the rate for such date will be determined on the basis of the rates at which one-month U.S. dollar deposits are offered by the Reference Banks at approximately 11:00 A.M. (London time) on such date to prime banks in the London interbank market. In such event, the Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%). If fewer than two quotations are provided as requested, the rate for that date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Master Servicer, at approximately 11:00 A.M. (New York City time) on such date for one-month U.S. dollar loan to leading European banks.

          LIBOR Certificates: As specified in the Preliminary Statement.

          LIBOR Determination Date: With respect to any Interest Accrual Period for the LIBOR Certificates, the second London Business Day preceding the commencement of such Interest Accrual Period.

          Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Master Servicer has certified (in accordance with this Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

          Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds (other than from the Policy) received in connection with an REO Property, less the sum of related unreimbursed Master Servicing Fees, Servicing Advances and Advances.

          Loan Group: Any of Loan Group 1 or Loan Group 2, as applicable.

          Loan Group 1: All Mortgage Loans which have Mortgage Rates that are fixed.

          Loan Group 2: All Mortgage Loans which have Mortgage Rates that are adjustable, or that are fixed for a period of time and then become adjustable.

          Loan-to-Value Ratio: With respect to any Mortgage Loan and as of any date of determination, is the fraction, expressed as a percentage, the numerator of which is the original principal balance of the related Mortgage Loan and the denominator of which is the Collateral Value of the related Mortgaged Property.

          London Business Day: Any day on which dealings in deposits of United States dollars are transacted in the London interbank market.

          Lost Mortgage Note: Any Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

          Maintenance: With respect to any Cooperative Unit, the rent paid by the Mortgagor to the Cooperative Corporation pursuant to the Proprietary Lease.

          Majority in Interest: As to any Class of Regular Certificates, the Holders of Certificates of such Class evidencing, in the aggregate, at least 51% of the Percentage Interests evidenced by all Certificates of such Class.

          Margin: As to each Mortgage Loan, the percentage amount set forth on the related Mortgage Note added to the Index in calculating the Mortgage Rate thereon.

          Master Servicer: IndyMac, Inc., a Delaware corporation, and its successors and assigns, in its capacity as master servicer hereunder.

          Master Servicer Advance Date: As to any Distribution Date, 12:30 P.M. Pacific time on the third Business Day immediately preceding such Distribution Date.

          Master Servicing Fee: As to each Mortgage Loan and any Distribution Date, an amount equal to one month's interest at the related Master Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan or, in the event of any payment of interest which accompanies a Principal Prepayment in Full made by the Mortgagor, interest at the Master Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan for the period covered by such payment of interest, subject to reduction as provided in Section 3.15.

          Master Servicing Fee Rate: With respect to each Mortgage Loan, 0.50% per annum.

          Maximum Rate: As to any Mortgage Loans in Loan Group 2, the maximum rate set forth on the related Mortgage Note at which interest can accrue on such Mortgage Loan.

          Modified Mortgage Loan: Any Mortgage Loan which the Master Servicer has modified pursuant to Section 3.12(c).

          Monthly Statement: The statement delivered to the Certificateholders pursuant to Section 4.06.

          Moody's: Moody's Investors Service, Inc. or its successor in interest. If Moody's is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to Moody's shall be Moody's Investors Service, Inc., 99 Church Street, 4th Floor, New York, New York 10007, Attention: Residential Loan Monitoring Group, or such other address as Moody's may hereafter furnish to the Depositor and the Master Servicer.

          Mortgage: The mortgage, deed of trust or other instrument creating a first or second lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

          Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents delivered to the Trustee to be added to the Mortgage File pursuant to this Agreement.

          Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to the provisions hereof as from time to time are held as a part of the Trust Fund (including any REO Property), the mortgage loans so held being identified in the Mortgage Loan Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property.

          Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Master Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Deleted Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Fund and from time to time subject to this Agreement, attached hereto as
Schedule I, setting forth the following information with respect to each Mortgage Loan:

          (i)     the loan number;

          (ii) the Mortgagor's name and the street address of the Mortgaged Property, including the zip code;

          (iii)   the maturity date;

          (iv)    the original principal balance;

          (v)     the Cut-off Date Principal Balance;

          (vi)    the first payment date of the Mortgage Loan;

          (vii)   the Scheduled Payment in effect as of the Cut-off Date;

          (viii) the Loan-to-Value Ratio or Combined Loan-to-Value (as applicable) at origination;

          (ix) a code indicating whether the residential dwelling at the time of origination was represented to be owner-occupied;

          (x)     a code indicating whether the residential dwelling is either
                  (a) a detached single family dwelling,(b) a dwelling in a PUD,
                  (c) a condominium unit, (d) a two- to four-unit residential property, or (e) a Cooperative Unit;

          (xi)    the Mortgage Rate;

          (xii)   the purpose for the Mortgage Loan;

          (xiii) the type of documentation program pursuant to which the Mortgage Loan was originated; and

          (xiv)   with respect to the Mortgage Loans in Loan Group 2;

                  (a)      the Maximum Rate;

                  (b)      the Periodic Rate Cap;

                  (c)      the Adjustment Date; and

                  (d)      the Margin.

Such schedule shall also set forth the total of the amounts described under
(v) above for all of the Mortgage Loans.

          Mortgage Note: The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

          Mortgage Rate: The annual rate of interest borne by a Mortgage Note from time to time.

          Mortgaged Property: The underlying property securing a Mortgage Loan, which, with respect to a Cooperative Loan, is the related Coop Shares and Proprietary Lease.

          Mortgagor: The obligor(s) on a Mortgage Note.

          Net Prepayment Interest Shortfall: For any Distribution Date and any Loan Group, the amount by which the sum of the Prepayment Interest Shortfalls with respect to such Loan Group exceeds the sum of the Compensating Interest payments made on such Distribution Date with respect to such Loan Group.

          Non-Delay Certificates: As specified in the Preliminary Statement.

          Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made by the Master Servicer, that, in the good faith judgment of the Master Servicer, will not be ultimately recoverable by the Master Servicer from the related Mortgagor, related Liquidation Proceeds or otherwise.

          Notice of Final Distribution: The notice to be provided pursuant to
Section 9.02 to the effect that final distribution on any of the Certificates shall be made only upon presentation and surrender thereof.

          Notional Amount: With respect to the Class T4-F4, Class T4-V4, Class T5-F3, Class T5-F4, Class T5-F5, Class T5-V3, Class T5-V4, and Class T5-V5 interests, the amounts described in the Preliminary Statement.

          Notional Amount Certificates: As specified in the Preliminary
Statement.

          Offered Certificates: As specified in the Preliminary Statement.

          Officer's Certificate: A certificate (i) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor or the Master Servicer, or (ii) if provided for in this Agreement, signed by a Servicing Officer, as the case may be, and delivered to the Depositor and the Trustee, as the case may be, as required by this Agreement.

          Opinion of Counsel: A written opinion of counsel, who may be counsel for the Depositor or the Master Servicer, including in-house counsel, reasonably acceptable to the Trustee; provided, however, that with respect to the interpretation or application of the REMIC Provisions, such counsel must
(i) in fact be independent of the Depositor and the Master Servicer, (ii) not have any direct financial interest in the Depositor or the Master Servicer or in any affiliate of either, and (iii) not be connected with the Depositor or the Master Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

          Optional Termination: The termination of the Trust created hereunder in connection with the purchase of the Mortgage Loans pursuant to Section 9.01(a).

          Optional Termination Date: The first day on which an Optional Termination may occur.

          Original Mortgage Loan: The Mortgage Loan refinanced in connection with the origination of a Refinance Loan.

          OTS: The Office of Thrift Supervision.

          Outstanding: With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

                       (i) Certificates theretofore canceled by the Trustee or delivered to the Trustee for cancellation; and

                       (ii) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Trustee pursuant to this Agreement.

          Outstanding Mortgage Loan: As of any Due Date, a Mortgage Loan with a Stated Principal Balance greater than zero which was not the subject of a Principal Prepayment in Full prior to such Due Date and which did not become a Liquidated Mortgage Loan prior to such Due Date.

          Overcollateralization Amount: For each Certificate Group and as of any Distribution Date and related Loan Group, the excess, if any, of (a) the aggregate Stated Principal Balances of the Mortgage Loans in the related Loan Group on the last day of the immediately preceding Remittance Period over (b) the aggregate of the Class Certificate Balances of the Offered Certificates in such Certificate Group as of such Distribution Date (after giving effect to the payment of principal on such Certificates on such Distribution Date).

          Overcollateralization Deficiency: With respect to any Distribution Date and either Certificate Group, the excess, if any, of (a) the Overcollateralization Target Amount for such Certificate Group on such Distribution Date over (b) the related Overcollateralization Amount for such Certificate Group on such Distribution Date (after giving effect to distributions of the related Basic Principal Amount on that day).

          Overcollateralization Release Amount: With respect to any Distribution Date and either Certificate Group, the lesser of (x) the related Basic Principal Amount for such Distribution Date and (y) the excess, if any, of (i) the related Overcollateralized Amount for such Distribution Date (assuming that 100% of the related Basic Principal Amount is applied as a principal payment on the related Certificate Group on such Distribution Date) over (ii) the related Overcollateralization Target Amount for such Distribution Date.

          Overcollateralization Target Amount: With respect to each Certificate Group and any Distribution Date, an amount equal to 1.90% of the Cut-off Date Aggregate Principal Balance of the Loan Group 1 Mortgage Loans or 3.00% of the Cut-off Date Aggregate Principal Balance of the Loan Group 2 Mortgage Loans, subject to the following: (i) if the Step Up Trigger has occurred, the Overcollateralization Target Amount with respect to each Certificate Group for such Distribution Date will be an amount equal to the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group as of the end of the related Remittance Period; (ii) if the Step Up Trigger has not occurred but the Spread Squeeze Condition is met, the Overcollateralization Target Amount with respect to the Group 2 Certificates for such Distribution Date will be an amount equal to the sum of (A) the Overcollateralization Target Amount for such Distribution Date determined as though the Spread Squeeze Condition were not met plus (B) the Spread Squeeze Overcollateralization Increase Amount; or (iii) if neither the Step Up Trigger has occurred nor the Spread Squeeze Condition is met but the Step Down Trigger has occurred, the Overcollateralization Target Amount with respect to each Certificate Group for such Distribution Date will be an amount equal to the greater of (A) the greater of (1) 0.50% of the Cut-off Date Aggregate Principal Balance of the Mortgage Loans in the Related Loan Group and (2) the aggregate Stated Principal Balance, as of the end of the related Remittance Period, of the three largest outstanding Mortgage Loans in the related Loan Group and (B) the lesser of (x) 1.90% of the Cut-off Date Aggregate Principal Balance of the Loan Group 1 Mortgage Loans or 3.00% of the Cut-off Date Aggregate Principal Balance of the Loan Group 2 Mortgage Loans, as applicable, and (y) the Stepped Down Required Overcollateralized Percentage of the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties in respect of the related Loan Group as of the end of the related Remittance Period.

          Ownership Interest: As to any Residual Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

          Pass-Through Margin: With respect to each Class of Adjustable Rate Certificates, the following percentage: Class AV Certificates, 0.29% with respect to any Distribution before the Optional Termination Date, and 0.58% with respect to any Distribution Date on or after the Optional Termination Date.

          Pass-Through Rate: For any interest-bearing Class of Certificates, the per annum rate set forth or calculated in the manner described in the Preliminary Statement.

          Percentage Interest: As to any Certificate, the percentage interest evidenced thereby in distributions required to be made on the related Class, such percentage interest being set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

          Periodic Rate Cap: As to any Mortgage Loan in Loan Group 2 and any Adjustment Date, the maximum percentage increase or decrease to the related Mortgage Rate on any such Adjustment Date, as specified in the related Mortgage Note.

          Permitted Investments: At any time, any one or more of the following obligations and securities:

                       (i) obligations of the United States or any agency thereof, provided that such obligations are backed by the full faith and credit of the United States;

                       (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies without considering the Policy, as evidenced by a signed writing delivered by each Rating Agency;

                       (iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies without considering the Policy, as evidenced by a signed writing delivered by each Rating Agency;

                       (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's is not a Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies without considering the Policy, as evidenced by a signed writing delivered by each Rating Agency;

                       (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC;

                       (vi) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to the Rating Agencies and the Credit Enhancer at the time of the issuance of such agreements, as evidenced by a signed writing delivered by each Rating Agency and the Credit Enhancer;

                       (vii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

                       (viii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody's such rating shall be the highest commercial paper rating of Moody's for any such securities), or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies without considering the Policy, as evidenced by a signed writing delivered by each Rating Agency and the Credit Enhancer;

                       (ix) units of a taxable money-market portfolio having the highest rating assigned by each Rating Agency (except (i) if Fitch or Duff & Phelps is a Rating Agency and has not rated the portfolio, the highest rating assigned by Moody's and (ii) if S&P is a Rating Agency, "AAAm-G" by S&P) and restricted to obligations issued or guaranteed by the United States of America or entities whose obligations are backed by the full faith and credit of the United States of America and repurchase agreements collateralized by such obligations; and

                       (x) such other investments bearing interest or sold at a discount acceptable to each Rating Agency and the Credit Enhancer as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies without considering the Policy, as evidenced by a signed writing delivered by each Rating Agency and the Credit Enhancer;

provided that no such instrument shall be a Permitted Investment if such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument.

          Permitted Transferee: Any person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(1) of the Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust, unless such Person has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form 4224, and (vi) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause any REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

          Person: Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

          Physical Certificates: As specified in the Preliminary Statement.

          Policy: The financial guaranty insurance policy number 50796-N, and all endorsements thereto, dated as of the Closing Date, issued by the Credit Enhancer to the Trustee for the benefit of the Class AF and Class AV Certificateholders and, for the first Distribution Date only, the Class R Certificateholders, and any associated agreements.

          Policy Payments: As defined in Section 4.04(b).

          Policy Payments Account: As defined in Section 4.04(b).

          Pool Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of the Mortgage Loans on the last day of the related Remittance Period which were Outstanding Mortgage Loans on such day.

          Preference Claim: As defined in Section 4.04(d).

          Prepayment Distribution Amount: With respect to each Loan Group, all amounts representing prepayment penalties from the Mortgage Loans in such Loan Group received during the related Remittance Period.

          Prepayment Interest Shortfall: As to any Distribution Date, Mortgage Loan and Principal Prepayment, the amount, if any, by which one month's interest at the related Mortgage Rate (net of the related Master Servicing Fee
Rate) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

          Prepayment Penalty Period: The period provided for in a Mortgage Loan during which if the borrower were to prepay the Mortgage Loan in full, the borrower would also have to pay a fee in addition to the amount necessary to repay the Mortgage Loan.

          Primary Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan.

          Principal Distribution Amount: For each Certificate Group on any Distribution Date, the lesser of (x) the Class Certificate Balance of the related Class A Certificates and (y) the sum of (i) the Principal Remittance Amount for such Distribution Date for such Certificate Group and (ii) the Extra Principal Distribution Amount for such Distribution Date for such Certificate Group.

          Principal Prepayment: Any payment of principal by a Mortgagor on a Mortgage Loan (including without limitation the Purchase Price of any Modified Mortgage Loan purchased pursuant to Section 3.12(c)) that is received in advance of its scheduled Due Date and is not accompanied by an amount representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment. Partial Principal Prepayments shall be applied by the Master Servicer in accordance with the terms of the related Mortgage Note.

          Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

          Principal Remittance Amount: With respect to any Distribution Date and each Loan Group, the excess, if any, of (i) the Basic Principal Amount for such Loan Group over (ii) the Overcollateralization Release Amount for the related Certificate Group.

          Private Certificates: As specified in the Preliminary Statement.

          Proprietary Lease: With respect to any Cooperative Unit, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Coop Shares.

          Prospectus Supplement: The Prospectus Supplement dated March 23, 1999 relating to the Offered Certificates.

          PUD: Planned Unit Development.

          Purchase Price: With respect to any Modified Mortgage Loan or any Mortgage Loan required to be purchased by the Seller pursuant to Section 2.02 or 2.03 or purchased at the option of the Master Servicer pursuant to Section 3.12, an amount equal to the sum of (i) 100% of the unpaid principal balance of the Mortgage Loan on the date of such purchase, and (ii) accrued interest thereon at the applicable Mortgage Rate (or at the applicable Adjusted Mortgage Rate if (x) the purchaser is the Master Servicer or (y) if the purchaser is the Seller and the Seller is the Master Servicer) from the date through which interest was last paid by the Mortgagor to the Due Date in the month in which the Purchase Price is to be distributed to Certificateholders; provided, however, that if such Mortgage Loan is a Modified Mortgage Loan, the interest component of the Purchase Price shall be computed (i) on the basis of the applicable Adjusted Mortgage Rate before giving effect to the related modification and (ii) from the date to which interest was last paid to the date on which such Modified Mortgage Loan is assigned to the Master Servicer pursuant to Section 3.12(c).

          Qualified Insurer: A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a FNMA- or FHLMC-approved mortgage insurer or having a claims paying ability rating of at least "AA" or equivalent rating by a nationally recognized statistical rating organization. Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

          Rating Agency: Each of the Rating Agencies specified in the Preliminary Statement. If either such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor and reasonably acceptable to the Credit Enhancer, notice of which designation shall be given to the Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

          Realized Loss: With respect to a Liquidated Mortgage Loan, the amount by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of Liquidation Proceeds applied to the principal balance of the related Mortgage Loan.

          Recognition Agreement: With respect to any Cooperative Loan, an agreement between the Cooperative Corporation and the originator of such Mortgage Loan which establishes the rights of such originator in the Cooperative Property.

          Record Date: With respect to any Distribution Date, the close of business on the last Business Day of the month preceding the month in which such applicable Distribution Date occurs.

          Reference Bank: As defined in Section 4.07.

          Refinance Loan: Any Mortgage Loan the proceeds of which are used to refinance an existing mortgage loan.

          Regular Certificates: As specified in the Preliminary Statement.

          Related Loan Group: With respect to the Group 1 Certificates, Loan Group 1 and with respect to the Group 2 Certificates, Loan Group 2.

          Relevant Mortgage Loan: As defined in Section 3.12(c).

          REMIC: A "real estate mortgage investment conduit" within the meaning of section 860D of the Code.

          REMIC Change of Law: Any proposed, temporary or final regulation, revenue ruling, revenue procedure or other official announcement or interpretation relating to REMICs and the REMIC Provisions issued after the Closing Date.

          REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

          Remittance Period: With respect to any Distribution Date is the period commencing on the second day of the month preceding the month in which the Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

          REO Property: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

          Request for Release: The Request for Release submitted by the Master Servicer to the Trustee, substantially in the form of Exhibits M and N, as appropriate.

          Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy that is required to be maintained from time to time under this Agreement.

          Residual Certificates: As specified in the Preliminary Statement.

          Responsible Officer: When used with respect to the Trustee, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, any Trust Officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          Rolling Delinquency Percentage: With respect to any Distribution Date, the average of the Delinquency Percentages as of the last day of each of the six (or one, two, three, four, or five in the case of the first, second, third, fourth, or fifth Distribution Dates, respectively) preceding Remittance Periods.

          SAIF: The Savings Association Insurance Fund, or any successor thereto.

          S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies. If S&P is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to S&P shall be Standard & Poor's Ratings Services, 26 Broadway, 10th Floor, New York, New York 10004, Attention: Mortgage Surveillance Monitoring, or such other address as S&P may hereafter furnish to the Depositor and the Master Servicer.

          Scheduled Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

          Securities Act: The Securities Act of 1933, as amended.

          Security Agreement: With respect to any Cooperative Loan, the agreement between the owner of the related Coop Shares and the originator of the related Mortgage Note, which defines the terms of the security interest in such Coop Shares and the related Proprietary Lease.

          Seller: IndyMac, Inc., a Delaware corporation, and its successors and assigns, in its capacity as seller of the Mortgage Loans to the Depositor.

          Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Master Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of a Mortgaged Property, (b) expenses reimbursable to the Master Servicer pursuant to Section 3.12 and any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of any REO Property and (d) compliance with the obligations under Section 3.10.

          Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer on the Closing Date pursuant to this Agreement, as such list may from time to time be amended.

          Servicing Standard: That degree of skill and care exercised by the Master Servicer with respect to mortgage loans comparable to the Mortgage Loans serviced by the Master Servicer for itself or others.

          Spread Squeeze Condition: The Spread Squeeze Condition will be met with respect to a Distribution Date if both (a) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2 is greater than 25% of the Pool Stated Principal Balance and (b) the Spread Squeeze Percentage for such Distribution Date is less than 3.00% for any Distribution Date after April 2000.

          Spread Squeeze Overcollateralization Increase Amount: For any Distribution Date on which the Spread Squeeze Condition is met, an amount equal to the product obtained by multiplying (i) three, (ii) the excess, if any, of 3.00% over the Spread Squeeze Percentage for such Distribution Date and (iii) the Cut-off Date Aggregate Principal Balance of the Group 2 Mortgage Loans.

          Spread Squeeze Percentage: With respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the product of 12 and the Total Monthly Excess Spread for Group 2 for such Distribution Date, and the denominator of which is the aggregate Stated Principal Balance of the Group 2 Mortgage Loans and REO Properties as of such Distribution Date.

          Startup Day: The Closing Date.

          Stated Principal Balance: As to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such Due Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor.

          Step Down Cumulative Loss Test: The Step Down Cumulative Loss Test will be met with respect to a Distribution Date as follows: (i) for the 31st through the 41st Distribution Dates, if the Cumulative Loss Percentage for such Distribution Date is 1.25% or less; (ii) for the 42nd through the 53rd Distribution Dates, if the Cumulative Loss Percentage for such Distribution Date is 1.75% or less; (iii) for the 54th through the 65th Distribution Dates, if the Cumulative Loss Percentage for such Distribution Date is 2.50% or less; and (iv) for any Distribution Date after the 65th Distribution Date, if the Cumulative Loss Percentage for such Distribution Date is 3.15% or less.

          Step Down Rolling Delinquency Test: The Step Down Rolling Delinquency Test will be met with respect to a Distribution Date if the Rolling Delinquency Percentage for such Distribution Date is 10.50% or less.

          Step Down Rolling Loss Test: The Step Down Rolling Loss Test will be met with respect to a Distribution Date if the Annual Loss Percentage is 1.00% or less.

          Step Down Trigger: For any Distribution Date after the 30th Distribution Date, the Step Down Trigger will have occurred if each of the Step Down Cumulative Loss Test, the Step Down Rolling Delinquency Test and the Step Down Rolling Loss Test is met. In no event will the Step Down Trigger be deemed to have occurred for the 30th Distribution Date or any preceding Distribution Date.

          Stepped Down Required Overcollateralized Percentage: For any Distribution Date for which the Step Down Trigger has occurred, a percentage equal to (i) the percentage equivalent of a fraction, the numerator of which is 1.90% of the Cut-off Date Aggregate Principal Balance of the Group 1 Mortgage Loans or 3.00% of the Cut-off Date Aggregate Principal Balance of the Group 2 Mortgage Loans, as applicable, and the denominator of which is the aggregate Stated Principal Balance of the related Group of Mortgage Loans and REO Properties as of the end of the immediately preceding Remittance Period, minus
(ii) the percentage equivalent of a fraction, the numerator of which is the product of (A) the percentage calculated under clause (i) above minus 3.80% with respect to the Group 1 Mortgage Loans and 6.00% with respect to the Group 2 Mortgage Loans, multiplied by (B) the number of consecutive Distribution Dates through and including the Distribution Date for which the Stepped Down Required Overcollateralized Percentage is being calculated, up to a maximum of six, for which the Step Down Trigger has occurred, and the denominator of which is six.

          Step Up Cumulative Loss Test: The Step Up Cumulative Loss Test will be met with respect to a Distribution Date as follows: (i) for the 1st through the 12th Distribution Dates, if the Cumulative Loss Percentage for such Distribution Date is more than 0.75%; (ii) for the 13th through the 24th Distribution Dates, if the Cumulative Loss Percentage for such Distribution Date is more than 1.25%; (iii) for the 25th through the 36th Distribution Dates, if the Cumulative Loss Percentage for such Distribution Date is more than 3.00%; (iv) for the 37th through the 48th Distribution Dates, if the Cumulative Loss Percentage for such Distribution Date is more than 3.75%; and
(v) for the 49th Distribution Date and any Distribution Date thereafter, if the Cumulative Loss Percentage for such Distribution Date is more than 4.25%.

          Step Up Rolling Delinquency Test: The Step Up Rolling Delinquency Test will be met with respect to a Distribution Date if the Rolling Delinquency Percentage for such Distribution Date is more than 12.00%.

          Step Up Rolling Loss Test: The Step Up Rolling Loss Test will be met with respect to a Distribution Date, if the Annual Loss Percentage is more than 1.25%.

          Step Up Trigger: For any Distribution Date, the Step Up Trigger will have occurred if any one of the Step Up Cumulative Loss Test, the Step Up Rolling Delinquency Test or the Step Up Rolling Loss Test is met.

          Subservicer: As defined in Section 3.02(a).

          Subservicing Agreement: As defined in Section 3.02(a).

          Substitute Mortgage Loan: A Mortgage Loan substituted by the Seller for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form of Exhibit M, (i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Deleted Mortgage Loan; (ii) be accruing interest at a rate no lower than and not more than 1% per annum higher than, that of the Deleted Mortgage Loan; (iii) with respect to the Mortgage Loans in Loan Group 2, (a) have a Mortgage Rate based upon the Index and a Margin at least equal to and not greater than 50 basis points higher than the Deleted Mortgage Loan, (b) have a Mortgage Rate subject to a Maximum Rate that is no less than the Maximum Rate applicable to the Deleted Mortgage Loan, and (c) have Adjustment Dates that are no more or less frequent than the Deleted Mortgage Loan, (iv) have a Loan-to-Value Ratio or Combined Loan-to-Value Ratio (as applicable) no higher than that of the Deleted Mortgage Loan; (v) have a remaining term to maturity no greater than (and not more than one year less than that of) the Deleted Mortgage Loan; (vi) not be a Cooperative Loan unless the Deleted Mortgage Loan was a Cooperative Loan; (vii) comply with each representation and warranty set forth in Section 2.03; and
(viii) be otherwise acceptable to the Credit Enhancer.

          Substitution Adjustment Amount: The meaning ascribed to such term pursuant to Section 2.03.

          Tax Matters Person: The person designated as "tax matters person" in the manner provided under Treasury regulation ss. 1.860F-4(d) and temporary Treasury regulation ss. 301.6231(a)(7)-1T. Initially, the Tax Matters Person shall be the Trustee.

          Tax Matters Person Certificate: The Class R Certificate with a Denomination of $0.05.

          Telerate Page 3750: The display page currently so designated on Bridge Telerate, Inc. (or such other page as may replace that page on that service for displaying comparable rates or prices).

          Total Monthly Excess Spread: As to either Loan Group and any Distribution Date, an amount equal to the excess, if any, of (i) the Available Funds for such Loan Group on such Distribution Date over (ii) the sum of the amounts paid under Section 4.02(i) to (v) for the related Certificate Group.

          Transfer: Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

          Trust Fund: The corpus of the trust created hereunder consisting of
(i) the Mortgage Loans and all interest and principal received on or with respect thereto after the Cut-off Date, other than such amounts which were due on the Mortgage Loans on or before the Cut-off Date; (ii) the Certificate Account and the Distribution Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement (including, without limitation) amounts received from the Seller on the Closing Date which shall be deposited by the Trustee in the Certificate Account pursuant to Section 2.01); (iii) property that secured a Mortgage Loan and has been acquired by foreclosure, deed-in-lieu of foreclosure or otherwise; and (iv) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing.

          Trustee: The Bank of New York and its successors and, if a successor trustee is appointed hereunder, such successor.

          Trustee Fee: As to each Mortgage Loan and any Distribution Date, an amount equal to one month's interest at the related Trustee Fee Rate on the Stated Principal Balance of such Mortgage Loan or, in the event of any payment of interest which accompanies a Principal Prepayment in Full made by the Mortgagor, interest at the Trustee Fee Rate on the Stated Principal Balance of such Mortgage Loan for the period covered by such payment of interest.

          Trustee Fee Rate: With respect to each Mortgage Loan, the per annum rate agreed upon in writing on or prior to the Closing Date by the Trustee and the Depositor.

          Unpaid Interest Amounts: As of any Distribution Date and any Class of Certificates, the sum of (a) the excess of (i) the sum of the Class Optimal Interest Distribution Amount for such Distribution Date and any portion of such Class Optimal Interest Distribution Amount from prior Distribution Dates remaining unpaid over (ii) the amount in respect of interest on such Class of Certificates actually distributed on the preceding Distribution Date and (b) 30 days' interest on such excess at the applicable Pass-Through Rate (to the extent permitted by applicable law).

          Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to each Class of Notional Amount Certificates, if any (such Voting Rights to be allocated among the holders of Certificates of each such Class in accordance with their respective Percentage Interests), (b) 1% of all Voting Rights shall be allocated to the Class OC Certificates, if any (such Voting Rights to be allocated among the holders of Certificates of the Class in accordance with their respective Percentage Interests), and (c) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

                                  ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS;
                        REPRESENTATIONS AND WARRANTIES

          SECTION 2.01. Conveyance of Mortgage Loans.

          (a) The Seller, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Depositor, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans, including all interest and principal received or receivable by the Seller on or with respect to the Mortgage Loans after the Cut-off Date and all interest and principal payments on the Mortgage Loans received prior to the Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date. On or prior to the Closing Date, the Seller shall deliver to the Depositor or, at the Depositor's direction, to the Trustee or other designee of the Depositor, the Mortgage File for each Mortgage Loan listed in the Mortgage Loan Schedule. Such delivery of the Mortgage Files shall be made against payment by the Depositor of the purchase price, previously agreed to by the Seller and Depositor, for the Mortgage Loans. The Seller, concurrently with the execution and delivery hereof, hereby transfers and otherwise conveys to the Depositor cash in the amount of $1,079,207.14, which shall be deposited by the Trustee in the Certificate Account.

          (b) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee for the benefit of the Certificateholders and the Credit Enhancer, without recourse, all the right, title and interest of the Depositor in and to the Trust Fund, together with the Depositor's right to require the Seller to cure any breach of a representation or warranty made herein by the Seller or to repurchase or substitute for any affected Mortgage Loan in accordance herewith.

          (c) In connection with the transfer and assignment set forth in clause (b) above, the Depositor has delivered or caused to be delivered to the Trustee for the benefit of the Certificateholders and the Credit Enhancer the following documents or instruments with respect to each Mortgage Loan so assigned:

               (i) (A) the original Mortgage Note, endorsed by manual or facsimile signature in blank in the following form: "Pay to the order of _____________ without recourse", with all intervening endorsements showing a complete chain of endorsement from the originator to the Person endorsing the Mortgage Note (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage
          Note) and (B) with respect to any Lost Mortgage Note (in the aggregate not to exceed 1.5% of the Cut-off Date Pool Principal Balance), a lost note affidavit from the Seller stating that the original Mortgage Note was lost or destroyed, together with a copy of such Mortgage Note;

               (ii) except as provided below, the original recorded Mortgage or a copy of such Mortgage certified by the Seller (or, in the case of a Mortgage for which the related Mortgaged Property is located in the Commonwealth of Puerto Rico, a copy of such Mortgage certified by the applicable notary) as being a true and complete copy of the Mortgage;

               (iii) a duly executed assignment of the Mortgage (which may be included in a blanket assignment or assignments), together with, except as provided below, all interim recorded assignments of such mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such assignment of the Mortgage may exclude the information to be provided by the recording office.

               (iv) the original or copies of each assumption, modification, written assurance or substitution agreement, if any;

               (v) except as provided below, the original or duplicate original lender's title policy and all riders thereto; and (vi) in the case of a Cooperative Loan, the originals of the following documents or instruments:

               (a)  The Coop Shares, together with a stock power in blank;

               (b)  The executed Security Agreement;

               (c)  The executed Proprietary Lease;

               (d)  The executed Recognition Agreement;

               (e)  The executed assignment of Recognition Agreement;

               (f) The executed UCC-1 financing statement with evidence of recording thereon which have been filed in all places required to perfect the Seller's interest in the Coop Shares and the Proprietary Lease; and

               (g) Executed UCC-3 financing statements or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

          In the event that in connection with any Mortgage Loan the Depositor cannot deliver (a) the original recorded Mortgage, (b) all interim recorded assignments or (c) the lender's title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii) or (iii) above, or because the title policy has not been delivered to either the Master Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, the Depositor shall promptly deliver to the Trustee, in the case of clause (ii) or (iii) above, such original Mortgage or such interim assignment, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, or a copy thereof, certified, if appropriate, by the relevant recording office, but in no event shall any such delivery of the original Mortgage Loan and each such interim assignment or a copy thereof, certified, if appropriate, by the relevant recording office, be made later than one year following the Closing Date, or, in the case of clause (v) above, later than 120 days following the Closing Date; provided, however, that in the event the Depositor is unable to deliver by such date each Mortgage and each such interim assignment by reason of the fact that any such documents have not been returned by the appropriate recording office, or, in the case of each such interim assignment, because the related Mortgage has not been returned by the appropriate recording office, the Depositor shall deliver such documents to the Trustee as promptly as possible upon receipt thereof and, in any event, within 720 days following the Closing Date. The Master Servicer will notify the Certificate Insurer if such documents have not been delivered to the Trustee within 360 days following the Closing Date. The Depositor shall forward or cause to be forwarded to the Trustee (a) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (b) any other documents required to be delivered by the Depositor or the Master Servicer to the Trustee. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Master Servicer shall execute and deliver or cause to be executed and delivered such a document to the public recording office. In the case where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, the Seller shall deliver to the Trustee a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage.

          As promptly as practicable subsequent to such transfer and assignment, and in any event, within thirty (30) days thereafter, the Trustee shall (i) affix the Trustee's name to each assignment of Mortgage, as the assignee thereof, (ii) cause such assignment to be in proper form for recording in the appropriate public office for real property records within thirty (30) days after receipt thereof and (iii) cause to be delivered for recording in the appropriate public office for real property records the assignments of the Mortgages to the Trustee, except that, with respect to any assignment of a Mortgage as to which the Trustee has not received the information required to prepare such assignment in recordable form, the Trustee's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within thirty (30) days after the receipt thereof, and the Trustee need not cause to be recorded any assignment which relates to a Mortgage Loan (a) the Mortgaged Property and Mortgage File relating to which are located in California or (b) in any other jurisdiction (including Puerto Rico) under the laws of which, as evidenced by an Opinion of Counsel delivered by the Seller (at the Seller's expense) to the Trustee and the Credit Enhancer, the recordation of such assignment is not necessary to protect the Trustee's, the Credit Enhancer's and the Certificateholders' interest in the related Mortgage Loan.

          In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, will deposit in the Certificate Account the portion of such payment that is required to be deposited in the Certificate Account pursuant to
Section 3.06.

          (d) The Seller agrees to treat the transfer of the Mortgage Loans to the Depositor as a sale for all tax, accounting and regulatory purposes.

          (e) On the Closing Date the Depositor shall cause the Credit Enhancer to deliver the Policy to the Trustee for the benefit of the Certificateholders.

          SECTION 2.02. Acceptance by the Trustee of the Mortgage Loans.

          The Trustee acknowledges receipt of the documents identified in the Initial Certification in the form annexed hereto as Exhibit G and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage Files, and that it holds or will hold such other assets as are included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders and the Credit Enhancer. The Trustee acknowledges that it will maintain possession of the Mortgage Notes in the State of California, unless otherwise permitted by the Rating Agencies. All references in this Agreement and in the Certificates to the benefit of Holders of the Certificates shall be considered to include the Credit Enhancer.

          The Trustee agrees to execute and deliver on the Closing Date to the Depositor, the Master Servicer and the Seller (with a copy to the Credit Enhancer) an Initial Certification in the form annexed hereto as Exhibit G. Based on its review and examination, and only as to the documents identified in such Initial Certification, the Trustee acknowledges that such documents appear regular on their face and relate to such Mortgage Loan. The Trustee shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

          Not later than 90 days after the Closing Date, the Trustee shall deliver to the Depositor, the Master Servicer and the Seller (with a copy to the Credit Enhancer) a Final Certification in the form annexed hereto as Exhibit H, with any applicable exceptions noted thereon.

          If, in the course of such review, the Trustee finds any document constituting a part of a Mortgage File which does not meet the requirements of
Section 2.01, the Trustee shall list such as an exception in the Final Certification; provided, however, that the Trustee shall not make any determination as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates. The Seller shall promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Seller does not correct or cure such defect within such period, the Seller shall either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03, or (b) purchase such Mortgage Loan from the Trustee within 90 days from the date the Seller was notified of such defect in writing at the Purchase Price of such Mortgage Loan; provided, however, that in no event shall such substitution occur more than 540 days from the Closing Date, except that if the substitution of a Mortgage Loan pursuant to this provision is required by reason of a delay in delivery of any documents by the appropriate recording office, and there is a dispute between either the Master Servicer or the Seller and the Trustee over the location or status of the recorded document, then such substitution shall occur within 720 days from the Closing Date. The Trustee shall deliver written notice to each Rating Agency and the Credit Enhancer within 270 days from the Closing Date indicating each Mortgage Loan (a) which has not been returned by the appropriate recording office or (b) as to which there is a dispute as to location or status of such Mortgage Loan. Such notice shall be delivered every 90 days thereafter until the related Mortgage Loan is returned to the Trustee. Any such substitution pursuant to (a) above or purchase pursuant to (b) above shall not be effected prior to the delivery to the Trustee (with a copy to the Credit Enhancer) of the Opinion of Counsel required by Section 2.05, if any, and any substitution pursuant to (a) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release substantially in the form of Exhibit N. No substitution is permitted to be made in any calendar month after the Determination Date for such month. The Purchase Price for any such Mortgage Loan shall be deposited by the Seller in the Certificate Account on or prior to the Distribution Account Deposit Date for the Distribution Date in the month following the month of repurchase and, upon receipt of such deposit and certification with respect thereto in the form of Exhibit N hereto, the Trustee shall release the related Mortgage File to the Seller and shall execute and deliver at the Seller's request such instruments of transfer or assignment prepared by the Seller, in each case without recourse, as shall be necessary to vest in the Seller, or a designee, the Trustee's interest in any Mortgage Loan released pursuant hereto.

          The Trustee shall retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Master Servicer shall promptly deliver to the Trustee, upon the execution or receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the possession of the Master Servicer from time to time.

          It is understood and agreed that the obligation of the Seller to substitute for or to purchase any Mortgage Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee, the Credit Enhancer, the Depositor and any Certificateholder against the Seller.

          SECTION 2.03. Representations, Warranties and Covenants of the Seller
                        and the Master Servicer.

          (a) IndyMac, in its capacities as Seller and Master Servicer, hereby makes the representations and warranties set forth in Schedule II hereto, and by this reference incorporated herein, to the Depositor, the Credit Enhancer and the Trustee, as of the Closing Date, or if so specified therein, as of the Cut-off Date.

          (b) The Seller, in its capacity as Seller, hereby makes the representations and warranties set forth in Schedule III hereto, and by this reference incorporated herein, to the Depositor, the Credit Enhancer and the Trustee, as of the Closing Date, or if so specified therein, as of the Cut-off Date.

          (c) Upon discovery by any of the parties hereto of a breach of a representation or warranty made pursuant to Section 2.03(b) that materially and adversely affects the interests of the Certificateholders or the Credit Enhancer in any Mortgage Loan or materially and adversely affects the value of such Mortgage Loan, the party discovering such breach shall give prompt notice thereof to the other parties and to the Credit Enhancer. The Seller hereby covenants that within 90 days of the earlier of its discovery or its receipt of written notice from any party of a breach of any representation or warranty made pursuant to Section 2.03(b) which materially and adversely affects the interests of the Certificateholders or the Credit Enhancer in any Mortgage Loan or materially and adversely affects the value of such Mortgage Loan, it shall cure such breach in all material respects, and if such breach is not so cured, shall, (i) if such 90 day period expires prior to the second anniversary of the Closing Date, remove such Mortgage Loan (a "Deleted Mortgage Loan") from the Trust Fund and substitute in its place a Substitute Mortgage Loan, in the manner and subject to the conditions set forth in this
Section 2.03; or (ii) repurchase the affected Mortgage Loan or Mortgage Loans from the Trustee at the Purchase Price in the manner set forth below; provided, however, that any such substitution pursuant to (i) above shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.05, if any, and a Request for Release substantially in the form of Exhibit N, and the Mortgage File for any such Substitute Mortgage Loan; and provided, further, that, anything to the contrary herein notwithstanding, Seller shall have no obligation to cure any such breach or to repurchase or substitute for such affected Mortgage Loan if the substance of such breach constitutes fraud in the origination of such affected Mortgage Loan and the Seller, at the time of such origination and on the Closing Date, did not have actual knowledge of such fraud. The Seller shall promptly reimburse the Master Servicer and the Trustee for any expenses reasonably incurred by the Master Servicer or the Trustee in respect of enforcing the remedies for such breach.

          With respect to any Substitute Mortgage Loan or Loans, the Seller shall deliver to the Trustee for the benefit of the Certificateholders and the Credit Enhancer the Mortgage Note, the Mortgage, the related assignment of the Mortgage, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by
Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Scheduled Payments due with respect to Substitute Mortgage Loans in the Remittance Period of substitution shall not be part of the Trust Fund and will be retained by the Seller on the next succeeding Distribution Date. For the Remittance Period of substitution, distributions to Certificateholders will include the monthly payment due on any Deleted Mortgage Loan for such Remittance Period and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan.

          The Master Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders and the Credit Enhancer to reflect the removal of such Deleted Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee. Upon such substitution, the Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Substitute Mortgage Loan or Loans, as of the date of substitution, the representations and warranties made pursuant to Section 2.03(b) with respect to such Mortgage Loan. Upon any such substitution and the deposit to the Certificate Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph, the Trustee shall release the Mortgage File held for the benefit of the Certificateholders and the Credit Enhancer relating to such Deleted Mortgage Loan to the Seller and shall execute and deliver at the Seller's direction such instruments of transfer or assignment prepared by the Seller, in each case without recourse, as shall be necessary to vest title in the Seller, or its designee, the Trustee's interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2.03.

          For any month in which the Seller substitutes one or more Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (after application of the scheduled principal portion of the monthly payments due in the Remittance Period of substitution). The amount of such shortage (the "Substitution Adjustment Amount") plus, if the Seller is not the Master Servicer, an amount equal to the aggregate of any unreimbursed Advances and Servicing Advances with respect to such Deleted Mortgage Loans shall be deposited into the Certificate Account by the Seller on or before the Distribution Account Deposit Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan became required to be purchased or replaced hereunder.

          In the event that the Seller shall have repurchased a Mortgage Loan, the Purchase Price therefor shall be deposited in the Certificate Account pursuant to Section 3.06 on or before the Distribution Account Deposit Date for the Distribution Date in the month following the month during which the Seller became obligated hereunder to repurchase or replace such Mortgage Loan and upon such deposit of the Purchase Price, the delivery of the Opinion of Counsel required by Section 2.05 and receipt of a Request for Release in the form of Exhibit N hereto, the Trustee shall release the related Mortgage File held for the benefit of the Certificateholders and the Credit Enhancer to such Person, and the Trustee shall execute and deliver at such Person's direction such instruments of transfer or assignment prepared by such Person, in each case without recourse, as shall be necessary to transfer title from the Trustee. It is understood and agreed that the obligation under this Agreement of any Person to cure, repurchase or replace any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against such Persons respecting such breach available to Certificateholders, the Depositor, the Credit Enhancer or the Trustee on their behalf.

          The representations and warranties made pursuant to this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders and the Credit Enhancer.

          SECTION 2.04. Representations and Warranties of the Depositor as to
                        the Mortgage Loans.

          The Depositor hereby represents and warrants to the Trustee and the Credit Enhancer with respect to each Mortgage Loan as of the date hereof or such other date set forth herein that as of the Closing Date, and following the transfer of the Mortgage Loans to it by the Seller, the Depositor had good title to the Mortgage Loans and the Mortgage Notes were subject to no offsets, defenses or counterclaims.

          The Depositor hereby assigns, transfers and conveys to the Trustee all of its rights with respect to the Mortgage Loans including, without limitation, the representations and warranties of the Seller made pursuant to
Section 2.03(b), together with all rights of the Depositor to require the Seller to cure any breach thereof or to repurchase or substitute for any affected Mortgage Loan in accordance with this Agreement.

          It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Mortgage Files to the Trustee. Upon discovery by the Depositor or the Trustee of any breach of any of the foregoing representations and warranties set forth in this Section, which materially and adversely affects the interest of the Certificateholders or the Credit Enhancer, the party discovering such breach shall give prompt written notice to the others, to the Credit Enhancer and to each Rating Agency.

          SECTION 2.05. Delivery of Opinion of Counsel in Connection with
                        Substitutions and Repurchases.

          (a) Notwithstanding any contrary provision of this Agreement, no substitution pursuant to Section 2.02 or 2.03 shall be made more than 90 days after the Closing Date unless the Seller delivers to the Trustee and to the Credit Enhancer an Opinion of Counsel, which Opinion of Counsel shall not be at the expense of either the Trustee or the Trust Fund, addressed to the Trustee, to the effect that such substitution will not (i) result in the imposition of the tax on "prohibited transactions" on the Trust Fund or contributions after the Startup Date, as defined in Sections 860F(a)(2) and 860G(d) of the Code, respectively or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding.

          (b) Upon discovery by the Depositor, the Seller, the Master Servicer, the Credit Enhancer or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall promptly (and in any event within five (5) Business Days of discovery) give written notice thereof to the other parties. In connection therewith, the Trustee shall require the Seller, at the Seller's option, to either (i) substitute, if the conditions in Section 2.03(c) with respect to substitutions are satisfied, a Substitute Mortgage Loan for the affected Mortgage Loan, or (ii) repurchase the affected Mortgage Loan within 90 days of such discovery in the same manner as it would a Mortgage Loan for a breach of representation or warranty made pursuant to Section 2.03. The Trustee shall reconvey to the Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty contained in Section 2.03.

          SECTION 2.06. Execution and Delivery of Certificates.

          The Trustee acknowledges the transfer and assignment to it of the Trust Fund and, concurrently with such transfer and assignment, has executed and delivered to or upon the order of the Depositor, the Certificates in authorized denominations evidencing directly or indirectly the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates and the Credit Enhancer, and to perform the duties set forth in this Agreement to the best of its ability, to the end that the interests of the Holders of the Certificates and the Credit Enhancer may be adequately and effectively protected.

          SECTION 2.07. REMIC Matters.

          The Preliminary Statement sets forth the designations and "latest possible maturity date" for federal income tax purposes of all interests created hereby. The "Startup Day" for purposes of the REMIC Provisions shall be the Closing Date. The "tax matters person" with respect to the Trust Fund shall be the Trustee and the Trustee shall hold the Tax Matters Person Certificates. The Trust Fund's fiscal year shall be the calendar year.

          SECTION 2.08. Covenants of the Master Servicer.

          The Master Servicer hereby covenants to the Depositor, the Credit Enhancer and the Trustee as follows:

          (a) the Master Servicer shall comply in the performance of its obligations under this Agreement with all reasonable rules and requirements of the insurer under each Required Insurance Policy; and

          (b) no written information, certificate of an officer, statement furnished in writing or written report delivered to the Depositor, any affiliate of the Depositor or the Trustee and prepared by the Master Servicer pursuant to this Agreement will contain any untrue statement of a material fact or omit to state a material fact necessary to make such information, certificate, statement or report not misleading.

                                  ARTICLE III

                         ADMINISTRATION AND SERVICING
                               OF MORTGAGE LOANS

          SECTION 3.01. Master Servicer to Service Mortgage Loans.

          For and on behalf of the Certificateholders and the Credit Enhancer, the Master Servicer shall service and administer the Mortgage Loans and any REO Properties, and shall maintain the Certificate Account, in accordance with the terms of this Agreement and the Servicing Standard. In connection with such servicing and administration, the Master Servicer shall have full power and authority, acting alone or through any Subservicer as provided in Section 3.02, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration, including but not limited to, the power and authority, subject to the terms hereof, (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (iii) to collect any Insurance Proceeds and other Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan. The Master Servicer shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan which would cause any of the REMICs in the Trust Fund to fail to qualify as a REMIC or result in the imposition of any tax under
Section 860F(a) or Section 860G(d) of the Code. Without limiting the generality of the foregoing, the Master Servicer, in its own name or in the name of any Subservicer or the Depositor and the Trustee, is hereby authorized and empowered by the Depositor, the Credit Enhancer and the Trustee, when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Credit Enhancer, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders and the Credit Enhancer. The Master Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans to the extent that the Master Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee shall execute such documents and deliver them to the Master Servicer.

          In accordance with and to the extent of the Servicing Standard, the Master Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.07, and further as provided in Section 3.09. The costs incurred by the Master Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

          SECTION 3.02. Subservicing; Enforcement of the Obligations of Subservicers.

          (a) The Master Servicer may, with the consent of the Credit Enhancer, arrange for the subservicing of any Mortgage Loan by a (each, a "Subservicer") pursuant to a subservicing agreement (each, a "Subservicing Agreement"); provided, however, that such subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Mortgage Loans in a manner consistent with the servicing arrangements contemplated hereunder. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by any Subservicer on behalf of the Master Servicer. All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as an agent of the Master Servicer with the same effect as if performed directly by the Master Servicer. The Master Servicer on the one hand and any Subservicer on the other hand may, with the consent of the Credit Enhancer, enter into amendments to the related Subservicing Agreement or may novate such agreement with a different form of agreement; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement in a manner which would materially and adversely affect the interests of the Certificateholders or the Credit Enhancer.

          (b) For purposes of this Agreement, the Master Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans that are received by any Subservicer regardless of whether such payments are remitted by the Subservicer to the Master Servicer. Unless a Credit Enhancer Default has occurred and is continuing, the Master Servicer shall not terminate any Subservicing Agreements without cause without the prior consent of the Credit Enhancer.

          SECTION 3.03. Liability of the Master Servicer.

          Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer on the one hand and any Subservicer on the other hand or references to actions taken through any Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee, the Credit Enhancer and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of any Subservicing Agreement or arrangements or by virtue of indemnification from any Subservicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with the Subservicer or the Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

          SECTION 3.04. No Contractual Relationship Between any Subservicer and
                        the Trustee.

          Any Subservicing Agreement or any subservicing arrangement that may be entered into and any other transactions or services relating to the Mortgage Loans involving any Subservicer in its capacity as such shall be deemed to be solely between the Subservicer on the one hand and the Master Servicer on the other hand, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in
Section 3.05.

          SECTION 3.05. Trustee to Act as Master Servicer.

          In the event that the Master Servicer shall for any reason no longer be the Master Servicer hereunder (including by reason of an Event of Default), the Trustee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer hereunder arising thereafter (except that the Trustee shall not be (i) liable for losses of the Master Servicer pursuant to Section 3.10 or any acts or omissions of the predecessor Master Servicer hereunder), (ii) obligated to make Advances if it is prohibited from doing so by applicable law (as evidenced by an Opinion of Counsel reasonably acceptable to the Credit Enhancer), (iii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder, including but not limited to repurchases or substitutions pursuant to Section 2.02 or 2.03, (iv) responsible for expenses of the Master Servicer pursuant to Section 2.03 or (v) deemed to have made any representations and warranties of the Master Servicer hereunder. Any such assumption shall be subject to Section 7.02.

          If the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of any Event of Default), the Trustee (or any other successor Master Servicer) may, at its option and to the extent permitted by any related Subservicing Agreement, succeed to any rights and obligations of the Master Servicer under the Subservicing Agreement in accordance with the terms thereof; provided that the Trustee (or any other successor Master Servicer) shall not incur any liability or have any obligations in its capacity as master servicer under any Subservicing Agreement arising prior to the date of such succession unless it expressly elects to succeed to the rights and obligations of the Master Servicer thereunder; and the Master Servicer shall not thereby be relieved of any liability or obligations under any Subservicing Agreement arising prior to the date of such succession. The Master Servicer shall, upon request of the Trustee, but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to any Subservicing Agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected held by it and otherwise use its best efforts to effect the orderly and efficient transfer of any Subservicing Agreement to the assuming party.

          SECTION 3.06. Collection of Mortgage Loan Payments; Certificate
                        Account; and Distribution Account.

          (a) In accordance with and to the extent of the Servicing Standard, the Master Servicer shall make reasonable efforts in accordance with the customary and usual standards of practice of prudent mortgage servicers to collect all payments called for under the terms and provisions of the Mortgage Loans to the extent such procedures shall be consistent with this Agreement and the terms and provisions of the Policy or any related Required Insurance Policy. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 125 days; provided, however, that the Master Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan in the applicable Loan Group as of the Cut-off Date. In the event of any such arrangement, the Master Servicer shall make Advances on the related Mortgage Loan in accordance with the provisions of Section 4.01 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements, and the Master Servicer shall not so extend the due dates for payments due on Mortgage Notes that total, in the aggregate but excluding any modifications effected pursuant to Section 3.12(c), more than 5% of the Cut-off Date Pool Principal Balance without the consent of the Credit Enhancer. The Master Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

          (b) The Master Servicer shall establish and maintain a Certificate Account into which the Master Servicer shall deposit or cause to be deposited on a daily basis within one Business Day of receipt (except as otherwise specified herein) the following payments and collections in respect of Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder:

               (i) all payments on account of principal on the Mortgage Loans, including Principal Prepayments;

               (ii) all payments on account of interest on the Mortgage Loans, net of the sum of the related Master Servicing Fee;

               (iii) all Insurance Proceeds and Liquidation Proceeds (net of any related expenses of the related Servicer), other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures;

               (iv) any amount required to be deposited by the Master Servicer pursuant to Section 3.06(e) in connection with any losses on Permitted Investments;

               (v) any amounts required to be deposited by the Master Servicer pursuant to Sections 3.12 and 3.14;

               (vi) all Purchase Prices from the Master Servicer or Seller and all Substitution Adjustment Amounts;

               (vii) all Advances made by the Master Servicer pursuant to
          Section 4.01;

               (viii) all prepayment penalties (including any collected by a Subservicer); and

               (ix) any other amounts required to be deposited hereunder.

          In addition, with respect to any Mortgage Loan that is subject to a buydown agreement, on each Due Date for such Mortgage Loan, in addition to the monthly payment remitted by the Mortgagor, the Master Servicer shall cause funds to be deposited into the Certificate Account in an amount required to cause an amount of interest to be paid with respect to such Mortgage Loan equal to the amount of interest that has accrued on such Mortgage Loan from the preceding Due Date at the Mortgage Rate net of the Master Servicing Fee on such date.

          The foregoing requirements for remittance by the Master Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges of assumption fees, if collected, need not be remitted by the Master Servicer. In the event that the Master Servicer shall remit any amount not required to be remitted, it may at any time withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such withdrawal or direction may be accomplished by delivering written notice thereof to the Trustee or such other institution maintaining the Certificate Account which describes the amounts deposited in error in the Certificate Account. The Master Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section 3.06. All funds deposited in the Certificate Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.09.

          (c) [Reserved]

          (d) The Trustee shall establish and maintain the Distribution Account on behalf of the Certificateholders and the Credit Enhancer. Each institution at which the Certificate Account or Distribution Account is maintained shall invest the funds therein as directed in writing by the Master Servicer in Permitted Investments, which shall mature not later than (i) in the case of the Certificate Account, the second Business Day next preceding the related Distribution Account Deposit Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than the Business Day next preceding such Distribution Account Deposit Date) and (ii) in the case of the Distribution Account, the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders and the Credit Enhancer. All income and gain (net of any losses) realized from any such investment of funds on deposit in the Certificate Account or the Distribution Account shall be for the benefit of the Master Servicer as servicing compensation and shall be remitted to it monthly as provided herein. The amount of any realized losses in the Certificate Account or the Distribution Account incurred in any such account in respect of any such investments shall promptly be deposited by the Master Servicer in the Certificate Account or paid to the Trustee for deposit into the Distribution Account, as applicable. The Trustee in its fiduciary capacity shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account or the Distribution Account and made in accordance with this Section 3.06.

          (e) The Master Servicer shall give notice to the Trustee, the Seller, each Rating Agency, the Credit Enhancer and the Depositor of any proposed change of the location of the Certificate Account not later than 30 days and not more than 45 days prior to any change thereof. The Trustee shall give notice to the Master Servicer, the Seller, each Rating Agency, the Credit Enhancer and the Depositor of any proposed change of the location of the Distribution Account not later than 30 days and not more than 45 days prior to any change thereof.

          SECTION 3.07. Collection of Taxes, Assessments and Similar Items;
                        Escrow Accounts.

          (a) To the extent required by the related Mortgage Note and not violative of current law, the Master Servicer shall establish and maintain one or more accounts (each, an "Escrow Account") and deposit and retain therein all collections from the Mortgagors (or advances) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors. Nothing herein shall require the Master Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

          (b) Withdrawals of amounts so collected from the Escrow Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, condominium or PUD association dues, or comparable items, to reimburse (without duplication) the Master Servicer out of related collections for any payments made pursuant to Sections 3.12 (with respect to taxes and assessments and insurance premiums) and 3.13 (with respect to hazard insurance), to refund to any Mortgagors any sums determined to be overages, to pay interest, if required by law or the terms of the related Mortgage or Mortgage Note, to Mortgagors on balances in the Escrow Account or to clear and terminate the Escrow Account at the termination of this Agreement in accordance with Section 9.01. The Escrow Accounts shall not be a part of the Trust Fund.

          (c) The Master Servicer shall advance any payments referred to in
Section 3.07(a) that are not timely paid by the Mortgagors or advanced by the Master Servicer on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

          SECTION 3.08. Access to Certain Documentation and Information
                        Regarding the Mortgage Loans.

          The Master Servicer shall afford the Depositor, the Credit Enhancer and the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Master Servicer.

          Upon reasonable advance notice in writing, the Master Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Master Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Master Servicer in providing such reports and access.

          SECTION 3.09. Permitted Withdrawals from the Certificate Account and the Distribution Account.

          (a) The Master Servicer may from time to time make withdrawals from the Certificate Account for the following purposes:

               (i) to pay to the Master Servicer (to the extent not previously retained) the servicing compensation to which it is entitled pursuant to Section 3.15, and to pay to the Master Servicer, as additional master servicing compensation, earnings on or investment income with respect to funds in or credited to the Certificate Account;

               (ii) to reimburse the Master Servicer for any Nonrecoverable Advance previously made;

               (iii) to reimburse the Master Servicer for Insured Expenses from the related Insurance Proceeds;

               (iv) to reimburse the Master Servicer for (a) unreimbursed Servicing Advances, the Master Servicer's right to reimbursement pursuant to this clause (a) with respect to any Mortgage Loan being limited to amounts received on such Mortgage Loan(s) which represent late recoveries of the payments for which such advances were made pursuant to Section 3.01 or Section 3.07 and (b) for unpaid Master Servicing Fees as provided in Section 3.12;

               (v) to pay to the purchaser, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 2.02, 2.03 or 3.14, all amounts received thereon after the date of such purchase;

               (vi) to reimburse the Seller, the Master Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 6.03;

               (vii) to withdraw any amount deposited in the Certificate Account and not required to be deposited therein;

               (viii) on or prior to the Distribution Account Deposit Date, to withdraw an amount equal to the related Available Funds and the Trustee Fee for such Distribution Date, to the extent on deposit, and remit such amount to the Trustee for deposit in the Distribution Account; and

               (ix) to clear and terminate the Certificate Account upon termination of this Agreement pursuant to Section 9.01.

          The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Certificate Account pursuant to such subclauses (i), (iii),
(iv), (v) and (vi). Prior to making any withdrawal from the Certificate Account pursuant to subclause (ii), the Master Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Master Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s) and their respective portions of such Nonrecoverable Advance.

          (b) The Trustee shall withdraw funds from the Distribution Account for distributions to Certificateholders in the manner specified in this Agreement (and to withhold from the amounts so withdrawn the amount of any taxes that it is authorized to withhold pursuant to the last paragraph of
Section 8.11). In addition, the Trustee may from time to time make withdrawals from the Distribution Account for the following purposes:

               (i) to pay to itself the Trustee Fee for the related Distribution Date;

               (ii) to pay to the Master Servicer as additional servicing compensation earnings on or investment income with respect to funds in the Distribution Account;

               (iii) to withdraw and return to the Master Servicer any amount deposited in the Distribution Account and not required to be deposited therein; and

               (iv) to clear and terminate the Distribution Account upon termination of the Agreement pursuant to Section 9.01.

          SECTION 3.10. Maintenance of Hazard Insurance; Maintenance of Primary
                        Insurance Policies.

          (a) The Master Servicer shall maintain or cause to be maintained, for each Mortgage Loan, hazard insurance with extended coverage in an amount that is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan or (ii) the greater of (y) the outstanding principal balance of the Mortgage Loan and (z) an amount such that the proceeds of such policy shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer. Each such policy of standard hazard insurance shall contain, or have an accompanying endorsement that contains, a standard mortgagee clause. Any amounts collected under any such policies (other than the amounts to be applied to the restoration or repair of the related Mortgaged Property or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Certificate Account. Any cost incurred in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders or remittances to the Trustee for their benefit, be added to the principal balance of the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of late payments by the related Mortgagor or out of Liquidation Proceeds to the extent permitted by Section 3.09. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property is located at the time of origination of the Mortgage Loan in a federally designated special flood hazard area and such area is participating in the national flood insurance program, the Master Servicer shall cause flood insurance to be maintained with respect to such Mortgage Loan. Such flood insurance shall be in an amount equal to the least of (i) the original principal balance of the related Mortgage Loan, (ii) the replacement value of the improvements which are part of such Mortgaged Property, and (iii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program.

          In the event that the Master Servicer shall obtain and maintain a blanket policy insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.10, it being understood and agreed that such policy may contain a deductible clause on terms substantially equivalent to those commercially available and maintained by comparable servicers. If such policy contains a deductible clause, the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.10, and there shall have been a loss that would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as Master Servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Depositor, and the Trustee for the benefit of the Certificateholders and the Credit Enhancer, claims under any such blanket policy.

          (b) The Master Servicer shall not take any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer, would have been covered thereunder. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with a Qualified Insurer. The Master Servicer shall not be required to maintain any Primary Insurance Policy (i) with respect to any Mortgage Loan with a Loan-to-Value Ratio or Combined Loan-to-Value Ratio (as applicable) less than or equal to 80% as of any date of determination or, based on a new appraisal, the principal balance of such Mortgage Loan represents 80% or less of the new Appraised Value or (ii) if maintaining such Primary Insurance Policy is prohibited by applicable law. The Master Servicer agrees, to the extent permitted by applicable law, to effect the timely payment of the premiums on each Primary Insurance Policy, and such costs not otherwise recoverable shall be recoverable by the Master Servicer from the related liquidation proceeds.

          In connection with its activities as Master Servicer of the Mortgage Loans, the Master Servicer agrees to present on behalf of itself, the Trustee, the Credit Enhancer and the Certificateholders, claims to the insurer under any Primary Insurance Policies and, in this regard, to take such reasonable action in accordance with the Servicing Standard as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Any amounts collected by the Master Servicer under any Primary Insurance Policies shall be deposited in the Certificate Account.

          SECTION 3.11. Enforcement of Due-On-Sale Clauses; Assumption
                        Agreements.

          (a) Except as otherwise provided in this Section 3.11, when any property subject to a Mortgage has been conveyed by the Mortgagor, the Master Servicer shall to the extent that it has knowledge of such conveyance and in accordance with the Servicing Standard, enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Master Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise so required under such Mortgage Note or Mortgage as a condition to such transfer. In the event that (i) the Master Servicer is prohibited by law from enforcing any such due-on-sale clause, (ii) coverage under any Required Insurance Policy would be adversely affected, (iii) the Mortgage Note does not include a due-on-sale clause or (iv) nonenforcement is otherwise permitted hereunder, the Master Servicer is authorized, subject to
Section 3.11(b), to take or enter into an assumption and modification agreement from or with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon, provided that the Mortgage Loan shall continue to be covered (if so covered before the Master Servicer enters such agreement) by the applicable Required Insurance Policies. The Master Servicer, subject to Section 3.11(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Master Servicer shall not be deemed to be in default under this Section 3.11 by reason of any transfer or assumption which the Master Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

          (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.11(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Master Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Master Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met in connection therewith. The Master Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee (with a copy to the Credit Enhancer) the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Master Servicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer as additional master servicing compensation.

          SECTION 3.12. Realization Upon Defaulted Mortgage Loans; Repurchase
                        of Certain Mortgage Loans.

          (a) The Master Servicer shall use reasonable efforts in accordance with the Servicing Standard to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties in respect of which the related Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Master Servicer shall follow the Servicing Standard and shall follow the requirements of the insurer under any Required Insurance Policy. Notwithstanding the foregoing, the Master Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Certificate Account). The Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the liquidation proceeds with respect to the related Mortgaged Property, as provided in the definition of Liquidation Proceeds. If the Master Servicer has knowledge that a Mortgaged Property which the Master Servicer is contemplating acquiring in foreclosure or by deed in lieu of foreclosure is located within a 1 mile radius of any site listed in the Expenditure Plan for the Hazardous Substance Clean Up Bond Act of 1984 or other site with environmental or hazardous waste risks known to the Master Servicer, the Master Servicer will, prior to acquiring the Mortgaged Property, consider such risks and only take action in accordance with its established environmental review procedures.

          With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders and the Credit Enhancer, or its nominee, on behalf of the Certificateholders and the Credit Enhancer. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Master Servicer shall ensure that the title to such REO Property references the Pooling and Servicing Agreement and the Trustee's capacity hereunder. Pursuant to its efforts to sell such REO Property, the Master Servicer shall either itself or through an agent selected by the Master Servicer protect and conserve such REO Property in accordance with the Servicing Standard and may, incident to its conservation and protection of the interests of the Certificateholders and the Credit Enhancer, rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. The Master Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions. The net monthly rental income, if any, from such REO Property shall be deposited in the Certificate Account no later than the close of business on each Determination Date. The Master Servicer shall perform the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and, if required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required, and delivering the same to the Trustee for filing.

          In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer shall dispose of such Mortgaged Property prior to three years after its acquisition by the Trust Fund unless the Trustee shall have been supplied with an Opinion of Counsel (reasonably acceptable to the Credit Enhancer) to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to such two-year period will not result in the imposition of taxes on "prohibited transactions" on any REMIC as defined in section 860F of the Code or cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel). Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject any REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under
Section 860G(c) of the Code or otherwise, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

          The decision of the Master Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Master Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding. The income earned from the management of any REO Properties, net of reimbursement to the Master Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Master Servicing Fees, Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (with interest accruing as though such Mortgage Loans were still current and adjustments, if applicable, to the Mortgage Rate were being made in accordance with the terms of the Mortgage Note) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Certificate Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

          The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Master Servicer for any related unreimbursed Servicing Advances or Master Servicing Fees, as applicable; second, to reimburse the Master Servicer, as applicable, and to reimburse the Certificate Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Master Servicer pursuant to Section 3.09(a)(ii) that related to such Mortgage Loan; third, to accrued and unpaid interest (to the extent no Advance has been made for such amount or any such Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Adjusted Net Mortgage Rate through the Remittance Period preceding the Distribution Date on which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Master Servicer as additional servicing compensation pursuant to Section 3.15.

          (b) The Master Servicer, in its sole discretion, shall have the right to purchase for its own account from the Trust Fund any Mortgage Loan which is 91 days or more delinquent at a price equal to the Purchase Price. The Purchase Price for any Mortgage Loan purchased hereunder shall be deposited in the Certificate Account and the Trustee, upon receipt of a certificate from the Master Servicer in the form of Exhibit N hereto, shall release or cause to be released to the purchaser of such Mortgage Loan the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Mortgage Loan, in each case without recourse, as shall be necessary to vest in the purchaser of such Mortgage Loan any Mortgage Loan released pursuant hereto and the purchaser of such Mortgage Loan shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Mortgage Loan shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto. Notwithstanding anything to the contrary herein, the Master Servicer shall not purchase Mortgage Loans pursuant to this Section 3.12(b) totaling, in the aggregate, more than 4% of the Cut-off Date Pool Principal Balance without the consent of the Credit Enhancer.

          (c) The Master Servicer may agree to a modification of any Mortgage Loan (the "Relevant Mortgage Loan") upon the request of the related Mortgagor, provided that the modification is in lieu of a refinancing and the Mortgage Rate on the Relevant Mortgage Loan, as modified, is approximately a prevailing market rate for newly-originated mortgage loans having similar terms and (ii) the Master Servicer purchases the Relevant Mortgage Loan from the Trust Fund as described below. Effective immediately after such modification, and, in any event, on the same Business Day on which the modification occurs, all right, title and interest of the Trustee in and to the Modified Mortgage Loan shall automatically be deemed transferred and assigned to the Master Servicer and all benefits and burdens of ownership thereof, including without limitation the right to accrued interest thereon from and including the date of modification and the risk of default thereon, shall pass to the Master Servicer. The Master Servicer shall promptly deliver to the Trustee and to the Credit Enhancer a certification of a Servicing Officer to the effect that all requirements of the first paragraph of this subsection (c) have been satisfied with respect to such Modified Mortgage Loan.

          The Master Servicer shall deposit the Purchase Price for any Modified Mortgage Loan in the Certificate Account pursuant to Section 3.06 within one Business Day after the purchase of such Modified Mortgage Loan. Upon receipt by the Trustee of written notification of any such deposit signed by a Servicing Officer, the Trustee shall release to the Master Servicer the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Master Servicer any Modified Mortgage Loan previously transferred and assigned pursuant hereto.

          The Master Servicer covenants and agrees to indemnify the Trust Fund against any and all liability for any "prohibited transaction" taxes and any related interest, additions and penalties imposed on the Trust Fund established hereunder as a result of any modification of a Mortgage Loan effected pursuant to this subsection (c), any holding of a Modified Mortgage Loan by the Trust Fund or any purchase of a Modified Mortgage Loan by the Master Servicer (but such obligation shall not prevent the Master Servicer or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Master Servicer from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The Master Servicer shall have no right of reimbursement for any amount paid pursuant to the foregoing indemnification, except to the extent that the amount of any tax, interest and penalties, together with interest thereon, is refunded to the Trust Fund or the Master Servicer.

          SECTION 3.13. Trustee to Cooperate; Release of Mortgage Files.

          Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee by delivering, or causing to be delivered, a "Request for Release" substantially in the form of Exhibit N. Upon receipt of such request, the Trustee shall promptly release the related Mortgage File to the Master Servicer, and the Trustee shall at the Master Servicer's direction execute and deliver to the Master Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage in each case provided by the Master Servicer, together with the Mortgage Note with written evidence of cancellation thereon. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee shall, upon delivery to the Trustee of a Request for Release in the form of Exhibit M signed by a Servicing Officer, release the Mortgage File to the Master Servicer or its designee. Subject to the further limitations set forth below, the Master Servicer shall cause the Mortgage File or documents so released to be returned to the Trustee when the need therefor by the Master Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Certificate Account, in which case the Master Servicer shall deliver to the Trustee a Request for Release in the form of Exhibit N, signed by a Servicing Officer.

          If the Master Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement, the Master Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

          SECTION 3.14. Documents, Records and Funds in Possession of the Master Servicer to be Held for the Trustee.

          The Master Servicer shall account fully to the Trustee for any funds received by the Master Servicer or which otherwise are collected by the Master Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Certificate Account, shall be held by the Master Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Master Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the Certificate Account, Distribution Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders and the Credit Enhancer, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Master Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Master Servicer under this Agreement.

          SECTION 3.15. Servicing Compensation.

          As compensation for its activities hereunder, the Master Servicer shall be entitled out of each payment of interest on a Mortgage Loan (or portion thereof) included in the Trust Fund to retain or withdraw from the Certificate Account an amount equal to the Master Servicing Fee for such Distribution Date.

          Additional master servicing compensation in the form of Excess Proceeds, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments shall be retained by the Master Servicer to the extent not required to be deposited in the Certificate Account pursuant to Section 3.06. The Master Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including the fees of any Subservicer, payment of any premiums for hazard insurance and any Primary Insurance Policy and maintenance of the other forms of insurance coverage required by this Agreement) and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

          In the event of any Prepayment Interest Shortfall, the aggregate Master Servicing Fee for such Distribution Date shall be reduced (but not below zero) by an amount equal to the Compensating Interest.

          SECTION 3.16. Access to Certain Documentation.

          The Master Servicer shall provide to the OTS and the FDIC and the examiners and supervisory agents of the OTS and the FDIC, access to the documentation regarding the Mortgage Loans required by applicable regulations of the OTS and the FDIC. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Master Servicer. Nothing in this Section 3.16 shall limit the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Master Servicer to provide access as provided in this Section 3.16 as a result of such obligation shall not constitute a breach of this Section 3.16.

          SECTION 3.17. Annual Statement as to Compliance.

          The Master Servicer shall deliver to the Depositor, the Credit Enhancer and the Trustee on or before 120 days after the end of the Master Servicer's fiscal year, commencing with its 1999 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and of the performance of the Master Servicer under this Agreement has been made under such officer's supervision, (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and (iii) to the best of such officer's knowledge, any Subservicer has fulfilled all its obligations under the related Subservicing Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. The Trustee shall forward a copy of each such statement to each Rating Agency.

          SECTION 3.18. Annual Independent Public Accountants' Servicing
                        Statement; Financial Statements.

          On or before 120 days after the end of the Master Servicer's fiscal year, commencing with its 1999 fiscal year, the Master Servicer at its expense shall cause a nationally or regionally recognized firm of independent public accountants (who may also render other services to any Subservicer, the Seller or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee, the Credit Enhancer and the Depositor to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans under this Agreement or of mortgage loans under pooling and servicing agreements substantially similar to this Agreement (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby) and that, on the basis of such examination, conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FNMA and FHLMC, such servicing has been conducted in compliance with such pooling and servicing agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FNMA and FHLMC requires it to report. In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by the Master Servicer, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FNMA and FHLMC (rendered within one year of such statement) of independent public accountants with respect to the Master Servicer. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request at the Master Servicer's expense, provided that such statement is delivered by the Master Servicer to the Trustee.

          SECTION 3.19. Errors and Omissions Insurance; Fidelity Bonds.

          The Master Servicer shall obtain and maintain in force (a) a policy or policies of insurance covering errors and omissions in the performance of its obligations as Master Servicer hereunder and (b) a fidelity bond in respect of its officers, employees and agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of FNMA or FHLMC for persons performing servicing for mortgage loans purchased by FNMA or FHLMC. In the event that any such policy or bond ceases to be in effect, the Master Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer meeting the requirements set forth above as of the date of such replacement.

                                  ARTICLE IV

                               DISTRIBUTIONS AND
                        ADVANCES BY THE MASTER SERVICER

          SECTION 4.01. Advances.

          The Master Servicer shall determine on or before each Master Servicer Advance Date whether it is required to make an Advance pursuant to the definition thereof. If the Master Servicer determines it is required to make an Advance, it shall, on or before the Master Servicer Advance Date, either (i) deposit into the Certificate Account an amount equal to the Advance or (ii) make an appropriate entry in its records relating to the Certificate Account that any Amount Held for Future Distribution has been used by the Master Servicer in discharge of its obligation to make any such Advance. Any funds so applied shall be replaced by the Master Servicer by deposit in the Certificate Account no later than the close of business on the next Master Servicer Advance Date. The Master Servicer shall be entitled to be reimbursed from the Certificate Account for all Advances of its own funds made pursuant to this
Section 4.01 as provided in Section 3.09. The obligation to make Advances with respect to any Mortgage Loan shall continue if such Mortgage Loan has been foreclosed or otherwise terminated and the related Mortgaged Property has not been liquidated. The Master Servicer shall inform the Trustee of the amount of the Advance to be made on each Master Servicer Advance Date no later than the second Business Day before the related Distribution Date.

          The Master Servicer shall deliver to the Trustee and the Credit Enhancer on the related Master Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Advance determined by the Master Servicer to be a Nonrecoverable Advance.

          SECTION 4.02. Priorities of Distribution.

          On each Distribution Date, the Trustee will make the disbursements and transfers from amounts then on deposit in the Distribution Account through the Tiered REMIC structure described in the Preliminary Statement in the following order of priority for each Certificate Group and, in each case, to the extent of the related Available Funds remaining to the holders of each Class of Certificates and the Credit Enhancer in the following order of priority:

          (i) to the Class PF Certificates, the Prepayment Distribution Amount for Loan Group 1, and to the Class PV Certificates, the Prepayment Distribution Amount for Loan Group 2;

          (ii) to the Class R Certificates, the Class PF Certificates, Class PV Certificates and each Class of Class A Certificates for the related Certificate Group, the aggregate of the related Class Optimal Interest Distribution Amount and any Unpaid Interest Amounts for such Classes, pro rata for such Certificate Group, based on the amount of interest which each such Class is entitled to receive on such Distribution Date;

          (iii) with respect to Certificate Group 1, the Principal Remittance Amount for Certificate Group 1 to the Class R, Class AF and Class PF Certificates, sequentially, in that order, until the Class Certificate Balances thereof have been reduced to zero; and with respect to Certificate Group 2, the Principal Remittance Amount for Certificate Group 2 to the Class AV and Class PV Certificates sequentially, in that order, until the Class Certificate Balances thereof have been reduced to zero;

          (iv) to the Credit Enhancer, the premium for the Policy;

          (v) to the Credit Enhancer, any amount owing to the Credit Enhancer under the insurance agreement relating to the Policy;

          (vi) any amount remaining after the distributions in clauses (i) through (v) above shall be distributed in the following order of priority with respect to the Class A Certificates in the related Certificate Group:

               (a) on the first Distribution Date only, an amount equal to 50% of such remaining amount to the Seller;

               (b) to fund the Extra Principal Distribution Amount for such Distribution Date to be paid as a component of the Principal Distribution Amount and allocated as described in clause (iii) above;

          (vii) any amounts remaining after the foregoing distributions with respect to a Certificate Group will be distributed to the other Certificate Group in the order set forth above in clauses (ii)-(v) to the extent any such amount was not otherwise distributed on such Distribution Date;

          (viii) to the holders of the Class OC Certificates, Overcollateralization Release Amount; and (ix) to the holders of the Class R Certificates, any remaining amount.

          SECTION 4.03. Monthly Statements to Certificateholders.

          (a) Not later than each Distribution Date, the Trustee shall prepare and cause to be forwarded by first class mail to each Certificateholder, the Credit Enhancer, the Master Servicer and the Depositor a statement setting forth with respect to the related distribution:

               (i) for each Class of Certificates, the amount thereof allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

               (ii) for each Class of Certificates, the amount thereof allocable to interest, any Unpaid Interest Amounts included in such distribution and any remaining Unpaid Interest Amounts after giving effect to such distribution;

               (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, for each Class of Certificates, the amount of the shortfall and the allocation thereof as between principal and interest;

               (iv) for each Class of Certificates, the Guaranteed Distribution for the Distribution Date;

               (v) the amount distributed to the Credit Enhancer pursuant to
          Section 4.02(v);

               (vi) for each Class of Certificates, the Credit Enhancement Draw Amount for the Distribution date;

               (vii) the Class Certificate Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

               (viii) for each Loan Group, the Pool Stated Principal Balance for the following Distribution Date;

               (ix) for each Class of Certificates, the amount of the Master Servicing Fees with respect to such Distribution Date;

               (x) the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

               (xi) for each Class of Certificates, the amount of Advances included in the distribution on such Distribution Date and the aggregate amount of Advances outstanding as of the close of business on such Distribution Date;

               (xii) the number and aggregate principal amounts of Mortgage Loans in each Loan Group (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 1 to 30 days (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days and (B) in foreclosure and delinquent (1) 1 to 30 days (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days, as of the close of business on the last day of the calendar month preceding such Distribution Date;

               (xiii) for each of the preceding 12 calendar months, or all calendar months since the Cut-off Date, whichever is less, for each Loan Group, the aggregate dollar amount of the Scheduled Payments (A) due on all Outstanding Mortgage Loans on each of the Due Dates in each such month and (B) delinquent 60 days or more on each of the Due Dates in each such month;

               (xiv) for each Loan Group, the aggregate dollar amount of the Scheduled Payments (A) due on all Outstanding Mortgage Loans on each of the Due Dates in the 12 calendar months preceding such Distribution Date and (B) delinquent 60 days or more on each of the Due Dates in the 12 calendar months preceding such Distribution Date;

               (xv) for each Loan Group, with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

               (xvi) for each Loan Group, the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

               (xvii) for each Loan Group, the aggregate amount of Realized Losses incurred during the preceding calendar month and aggregate Realized Losses through such Distribution Date; and

               (xviii) for each Class of Certificates, the amount of Unpaid Interest Amounts, the amount distributed to the Class OC Certificateholders, and the Overcollateralization Amount.

          (b) The Trustee's responsibility for disbursing the above information to the Certificateholders is limited to the availability, timeliness and accuracy of the information derived from the Master Servicer. The Trustee will send a copy of each statement provided pursuant to this Section 4.03 to each Rating Agency by first class mail.

          (c) Within a reasonable period of time after the end of each calendar year, the Trustee shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses (a)(i), (a)(ii) and (a)(vii) of this Section
4.03 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

          SECTION 4.04. Claims upon the Policy; Policy Payments Account.

          (a) If, by the close of business on the third Business Day before a Distribution Date, the sum of the funds then on deposit in the Distribution Account for the related Remittance Period that are payable to the Class A Certificateholders and, for the first Distribution Date only, the Class R Certificateholders pursuant to Sections 4.02(ii), 4.02(iii), and 4.02(ii) and
(iii) under 4.02(vii) (after giving effect to any distribution provided for in Section 4.02(i)) are insufficient to pay the Guaranteed Distribution on such Distribution Date, then the Trustee shall give notice to the Credit Enhancer by telephone or telecopy of the amount of the Credit Enhancement Draw Amount. That notice shall be confirmed in writing, in the form specified by the Policy, to the Credit Enhancer by 10:00 A.M., New York City time, on the second Business Day before the Distribution Date. Following receipt by the Credit Enhancer of proper notice, the Credit Enhancer will pay any amount payable under the Policy on the later to occur of (i) 12:00 NOON, New York City time, on the second Business Day following receipt of the notice and (ii) 12:00 NOON, New York City time, on the Distribution Date to which the deficiency relates.

          (b) The Trustee shall establish a separate special purpose trust Eligible Account, for the benefit of Holders of the Class A Certificates and, for the first Distribution Date only, Class R Certificates and the Credit Enhancer ( the "Policy Payments Account") over which the Trustee shall have exclusive control and sole right of withdrawal. The Trustee shall deposit any amount paid under the Policy ("Policy Payments") in the Policy Payments Account and distribute Policy Payments only to pay to Certificateholders the Guaranteed Distribution for which a claim was made. Policy Payments may not be applied to satisfy any costs, expenses or liabilities of the Master Servicer, the Trustee or the Trust. On any Distribution Date for which a claim has been made under the Policy, Policy Payments shall be withdrawn from the Policy Payments Account to the extent required to make the Guaranteed Distribution and deposited in the Distribution Account and applied by the Trustee, together with the other funds to be withdrawn from the Distribution Account pursuant to Section 4.02 directly to the payment in full of the Guaranteed Distribution due on the Class A Certificates and, for the first Distribution Date only, Class R Certificates. Any funds remaining in the Policy Payments Account on the first Business Day following a Distribution Date shall be remitted to the Credit Enhancer, pursuant to the instructions of the Credit Enhancer, by the end of the day. Funds held in the Policy Payments Account shall not be invested.

          (c) The Trustee shall keep a complete and accurate record in the Certificate Register of the amount of interest and principal on any Certificate paid from Policy Payments. The Credit Enhancer shall have the right to inspect those records at reasonable times during normal business hours upon one Business Day's notice to the Trustee.

          (d) The Trustee shall promptly notify the Credit Enhancer of any proceeding or the institution of any action, of which a Responsible Officer of the Trustee has actual knowledge, seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a "Preference Claim") of any distribution made on the Certificates. Each Certificateholder, by its purchase of Certificates, the Master Servicer and the Trustee hereby agree that, the Credit Enhancer (so long as no Credit Enhancer Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to the Preference Claim, including (i) the direction of any appeal of any order relating to the Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition, the Credit Enhancer shall be subrogated to the rights of the Master Servicer, the Trustee and each Certificateholder in the conduct of any Preference Claim, including all rights of any party to an adversary proceeding action with respect to any court order issued in connection with the Preference Claim.

          SECTION 4.05. Effect of Payments by the Credit Enhancer; Subrogation.

          Anything herein to the contrary notwithstanding, any payment of principal of or interest on any of the Certificates that is made with Policy Payments shall not be considered payment of the Certificates from the Trust and shall not result in the payment of or the provision for the payment of the principal of or interest on the Certificates within the meaning of Section
4.02. The Depositor, the Master Servicer and the Trustee acknowledge, and each Holder by its acceptance of a Certificate agrees, that without the need for any further action on the part of the Credit Enhancer, the Depositor, the Master Servicer, the Trustee or the Certificate Registrar (a) to the extent the Credit Enhancer makes payments, directly or indirectly, on account of principal of or interest on any Certificates to their Holders, the Credit Enhancer will be fully subrogated to their rights to receive that principal and interest from the Trust and (b) the Credit Enhancer shall be paid principal and interest but only from the sources and in the manner provided in this Agreement for the payment of principal and interest.

          The Trustee and the Master Servicer shall cooperate with any reasonable request by the Credit Enhancer for action to preserve or enforce the Credit Enhancer's rights or interests under this Agreement without limiting the rights or affecting the interests of the Certificateholders as otherwise set forth in this Agreement.

          SECTION 4.06. Trustee to Hold the Policy.

          The Trustee will hold the Policy in trust as agent for the Holders of the Class A Certificates and Class R Certificates for the purpose of making claims thereon and distributing the proceeds thereof. Neither the Policy nor the amounts paid on the Policy will constitute part of the Trust Fund or assets of any REMIC created by this Agreement. Each Holder of Class A Certificates and Class R Certificates, by accepting its Class A Certificates or Class R Certificates, appoints the Trustee as attorney-in-fact for the purpose of making claims on the Policy.

          SECTION 4.07. Certain Matters Relating to the Determination of LIBOR.

          Until all of the LIBOR Certificates are paid in full, the Trustee will at all times retain at least four Reference Banks for the purpose of determining LIBOR with respect to each Interest Determination Date. The Master Servicer initially shall designate the Reference Banks. Each "Reference Bank" shall be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market, shall not control, be controlled by, or be under common control with, the Trustee and shall have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such or if the Master Servicer should terminate its appointment as Reference Bank, the Master Servicer shall promptly appoint or cause to be appointed another Reference Bank. The Trustee shall have no liability or responsibility to any Person for (i) the selection of any Reference Bank for purposes of determining LIBOR or (ii) any inability to retain at least four Reference Banks which is caused by circumstances beyond its reasonable control.

          The Pass-Through Rate for each Class of LIBOR Certificates for each Interest Accrual Period shall be determined by the Trustee on each LIBOR Determination Date so long as the LIBOR Certificates are outstanding on the basis of LIBOR and the respective formulae appearing in footnotes corresponding to the LIBOR Certificates in the table relating to the Certificates in the Preliminary Statement. The Trustee shall not have any liability or responsibility to any Person for its inability, following a good-faith reasonable effort, to obtain quotations from the Reference Banks or to determine the arithmetic mean referred to in the definition of LIBOR, all as provided for in this Section 4.07 and the definition of LIBOR. The establishment of LIBOR and each Pass-Through Rate for the LIBOR Certificates by the Trustee shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a Certificate and the Trustee.

                                   ARTICLE V

                               THE CERTIFICATES

          SECTION 5.01. The Certificates.

          The Certificates shall be substantially in the forms attached hereto as exhibits. The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount which must be in excess of the applicable minimum denomination) and aggregate denominations per Class set forth in the Preliminary Statement.

          Subject to Section 9.02 respecting the final distribution on the Certificates, on each Distribution Date the Trustee shall make distributions to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if (i) such Holder has so notified the Trustee at least five Business Days prior to the related Record Date and (ii) such Holder shall hold (A) a Notional Amount Certificate,
(B) 100% of the Class Certificate Balance of any Class of Certificates or (C) Certificates of any Class with aggregate principal Denominations of not less than $1,000,000 or (y) by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register.

          The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the countersignature and delivery of any such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless countersigned by the Trustee by manual signature, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates shall be dated the date of their countersignature. On the Closing Date, the Trustee shall countersign the Certificates to be issued at the direction of the Depositor, or any affiliate thereof.

          The Depositor shall provide, or cause to be provided, to the Trustee on a continuous basis, an adequate inventory of Certificates to facilitate transfers.

          SECTION 5.02. Certificate Register; Registration of Transfer and
                        Exchange of Certificates.

          (a) The Trustee shall maintain, or cause to be maintained in accordance with the provisions of Section 5.06, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and (c) below and to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Trustee shall execute and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

          At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Trustee. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate, and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder thereof or his attorney duly authorized in writing.

          No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

          All Certificates surrendered for registration of transfer or exchange shall be cancelled and subsequently destroyed by the Trustee in accordance with the Trustee's customary procedures.

          (b) No transfer of a Private Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such state securities laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer in substantially the form set forth in Exhibit J (the "Transferor Certificate") and either (i) deliver a letter in substantially the form of either Exhibit K (the "Investment Letter") or Exhibit L (the "Rule 144A Letter") or (ii) there shall be delivered to the Trustee at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Trustee and the Master Servicer shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor, the Seller and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          No transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Trustee (in the event such Certificate is a Private Certificate or a Residual Certificate, such requirement is satisfied only by the Trustee's receipt of a representation letter from the transferee substantially in the form of Exhibit K or Exhibit L), to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan subject to
Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer, or ((ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company that is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and that the purchase and holding of such Certificates are covered under PTCE 95-60 or (iii) in the case of any such ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee and the Master Servicer, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Trust Fund, addressed to the Trustee, to the effect that the purchase or holding of such ERISA-Restricted Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee or the Master Servicer to any obligation in addition to those expressly undertaken in this Agreement or to any liability. For purposes of the preceding sentence, with respect to an ERISA-Restricted Certificate that is not a Private Certificate or a Residual Certificate, in the event the representation letter referred to in the preceding sentence is not furnished, such representation shall be deemed to have been made to the Trustee by the transferee's (including an initial acquiror's) acceptance of the ERISA-Restricted Certificates. . In the event that such representation is violated, or any attempt to transfer to a plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement, without such Opinion of Counsel, such attempted transfer or acquisition shall be void and of no effect.

          To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 5.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

          (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

               (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

               (ii) No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as
          Exhibit I.

               (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

               (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 5.02(b) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter. The Trustee shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

               (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

          The restrictions on Transfers of a Residual Certificate set forth in this Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee, the Seller or the Master Servicer, to the effect that the elimination of such restrictions will not cause the Trust Fund hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

          (d) The preparation and delivery of all certificates and opinions referred to above in this Section 5.02 in connection with transfer shall be at the expense of the parties to such transfers.

          (e) Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository;
(iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and
(vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

          All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

          If (x) (i) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Trustee or the Depositor is unable to locate a qualified successor, (y) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of an Event of Default, Certificate Owners representing at least 51% of the Certificate Balance of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Master Servicer, the Credit Enhancer, the Depositor nor the Trustee shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions. The Master Servicer shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided that the Trustee shall not by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

          SECTION 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.

          If (a) the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and there is delivered to the Master Servicer and the Trustee such security or indemnity as may be required by them to hold each of them harmless, or (b) any mutilated Certificate is surrendered to the Trustee, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          SECTION 5.04. Persons Deemed Owners.

          The Master Servicer, the Trustee and any agent of the Master Servicer or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Master Servicer, the Trustee nor any agent of the Master Servicer or the Trustee shall be affected by any notice to the contrary.

          SECTION 5.05. Access to List of Certificateholders' Names and
                        Addresses.

          If three or more Certificateholders (a) request such information in writing from the Trustee, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication which such Certificateholders propose to transmit, or if the Depositor or Master Servicer shall request such information in writing from the Trustee, then the Trustee shall, within ten Business Days after the receipt of such request, provide the Depositor, the Master Servicer or such Certificateholders at such recipients' expense the most recent list of the Certificateholders of such Trust Fund held by the Trustee, if any. The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

          SECTION 5.06. Maintenance of Office or Agency.

          The Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies in New York City where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its Corporate Trust Office for such purposes. The Trustee will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.

                                  ARTICLE VI

                     THE DEPOSITOR AND THE MASTER SERVICER

          SECTION 6.01. Respective Liabilities of the Depositor and the Master
                        Servicer.

          The Depositor and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

          SECTION 6.02. Merger or Consolidation of the Depositor or the Master Servicer.

          The Depositor and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the United States or under the laws of one of the states thereof and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

          Any Person into which the Depositor or the Master Servicer may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be acceptable to the Credit Enhancer and shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, FNMA or FHLMC.

          SECTION 6.03. Limitation on Liability of the Depositor, the Seller,
                        the Master Servicer and Others.

          None of the Depositor, the Seller, the Master Servicer or any of the directors, officers, employees or agents of the Depositor, the Seller or the Master Servicer shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Seller, the Master Servicer or any such Person against any breach of representations or warranties made by it herein or protect the Depositor, the Seller, the Master Servicer or any such Person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Seller, the Master Servicer and any director, officer, employee or agent of the Depositor, the Seller or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Seller, the Master Servicer and any director, officer, employee or agent of the Depositor, the Seller or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. None of the Depositor, the Seller or the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that any of the Depositor, the Seller or the Master Servicer may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee, the Credit Enhancer and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Seller and the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account.

          SECTION 6.04. Limitation on Resignation of the Master Servicer.

          The Master Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon appointment of a successor servicer and receipt by the Trustee of a letter from each Rating Agency that such a resignation and appointment will not result in a downgrading of the rating of any of the Certificates without considering the Policy or (b) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination under clause (b) permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Credit Enhancer. No such resignation shall become effective until the Trustee or a successor master servicer acceptable to the Credit Enhancer shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.

                                  ARTICLE VII

                                    DEFAULT

          SECTION 7.01. Events of Default.

          "Event of Default," wherever used herein, means any one of the following events:

          (a) any failure by the Master Servicer to deposit in the Certificate Account or remit to the Trustee any payment required to be made by it under the terms of this Agreement, which failure shall continue unremedied for five days after the date upon which written notice of such failure shall have been given to the Master Servicer by the Trustee or the Depositor or to the Master Servicer and the Trustee by the Credit Enhancer or the Holders of Certificates of any Class evidencing not less than 25% of the aggregate Percentage Interests of such Class or result in a claim being made on the Policy; or

          (b) any failure by the Master Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Agreement, which failure materially affects the rights of Certificateholders or the Credit Enhancer and continues unremedied for a period of 30 days after the date on which written notice of such failure shall have been given to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer and the Trustee by the Credit Enhancer or the Holders of Certificates of any Class evidencing not less than 25% of the Percentage Interests of such Class; or

          (c) any event of default by the Seller or the Master Servicer occurs under the insurance agreement relating to the Policy; or

          (d) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

          (e) the Master Servicer shall consent to the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or all or substantially all of the property of the Master Servicer; or

          (f) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

          If an Event of Default described in clauses (a) through (f) of this
Section 7.01 shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee may (with the consent of the Credit Enhancer), or at the direction of the Holders of Certificates of any Class evidencing not less than 66 2/3% of the Percentage Interests of such Class with the consent of the Credit Enhancer or at the direction of the Credit Enhancer, the Trustee shall by notice in writing to the Master Servicer (with a copy to each Rating Agency and the Credit Enhancer), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. On and after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer hereunder, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee or another successor master servicer designated by the Credit Enhancer. The Trustee shall make any Advance which the Master Servicer failed to make subject to Section 3.03, whether or not the obligations of the Master Servicer have been terminated pursuant to this Section. The Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. Unless expressly provided in such written notice, no such termination shall affect any obligation of the Master Servicer to pay amounts owed pursuant to Article VIII. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee of all cash amounts which shall at the time be credited to the Certificate Account, or thereafter be received with respect to the Mortgage Loans.

          Notwithstanding any termination of the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to receive, out of any late collection of a Scheduled Payment on a Mortgage Loan which was due prior to the notice terminating such Master Servicer's rights and obligations as Master Servicer hereunder and received after such notice, that portion thereof to which such Master Servicer would have been entitled pursuant to Sections 3.09(a)(i) through (vii), and any other amounts payable to such Master Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

          SECTION 7.02. Trustee to Act; Appointment of Successor.

          On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or the term of the Master Servicer is not extended pursuant to Section 7.04, the Trustee or another successor master servicer designated by the Credit Enhancer shall, subject to and to the extent provided in Section 3.05, be the successor to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and applicable law including the obligation to make Advances pursuant to Section 4.01. As compensation therefor, the Trustee (or other successor master servicer) shall be entitled to all funds relating to the Mortgage Loans that the Master Servicer would have been entitled to charge to the Certificate Account or Distribution Account if the Master Servicer had continued to act hereunder. Notwithstanding the foregoing, if the Trustee has become the successor to the Master Servicer in accordance with Section 7.01, the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Advances pursuant to Section 4.01 or if it is otherwise unable to so act, appoint (as directed by the Credit Enhancer), or (if not directed by the Credit Enhancer) petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Certificates (without considering the Policy) by each Rating Agency, as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Any successor to the Master Servicer shall be an institution which is acceptable to the Credit Enhancer, is a FNMA and FHLMC approved seller/servicer in good standing, which has a net worth of at least $15,000,000, which is willing to service the Mortgage Loans and which executes and delivers to the Depositor and the Trustee an agreement accepting such delegation and assignment, containing an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer (other than liabilities of the Master Servicer under Section
6.03 incurred prior to termination of the Master Servicer under Section 7.01), with like effect as if originally named as a party to this Agreement; provided that each Rating Agency acknowledges that its rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced, as a result of such assignment and delegation, without considering the Policy. Pending appointment of a successor to the Master Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall, subject to Section 3.05, act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee, at the direction of the Credit Enhancer, shall make such reasonable arrangements for the compensation of such successor out of payments on Mortgage Loans as the Credit Enhancer and such successor shall agree. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Master Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

          Any successor to the Master Servicer as master servicer shall give notice to the Mortgagors of such change of servicer and shall, during the term of its service as master servicer, maintain in force the policy or policies that the Master Servicer is required to maintain pursuant to Section 6.05.

          SECTION 7.03. Notification to Certificateholders.

          (a) Upon any termination of or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders, the Credit Enhancer and to each Rating Agency.

          (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Certificateholders, the Credit Enhancer and each Rating Agency notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

          SECTION 7.04. Term to Term Servicing.

          The Master Servicer hereby covenants and agrees to act as Master Servicer under this Agreement for an initial term commencing on the Closing Date and expiring on June 30, 1999 (the "Initial Term"). Thereafter, the Initial Term shall be extendible in the sole discretion of the Credit Enhancer by written notice (each, a "Master Servicer Extension Notice") of the Credit Enhancer (or the Trustee if a Credit Enhancer Default then exists) for successive three month terms. Each Master Servicer Extension Notice shall be delivered by the Credit Enhancer to the other parties to this Agreement. The Master Servicer hereby agrees that, as of the date hereof and upon the receipt of any Master Servicer Extension Notice, the Master Servicer shall be bound for the duration of the Initial Term and the term covered by any Master Servicer Extension Notice to act as the Master Servicer, subject to and in accordance with this Agreement. The Master Servicer agrees that if, as of the last day of the calendar month preceding the last day of any servicing term, the Master Servicer shall not have received a Master Servicer Extension Notice from the Credit Enhancer, the Master Servicer shall, within five days thereafter, give written notice of such non-receipt to the Credit Enhancer and the Trustee. The failure of the Credit Enhancer to deliver a Master Servicer Extension Notice by the end of any servicing term shall result in automatic termination of the Master Servicer.

                                 ARTICLE VIII

                            CONCERNING THE TRUSTEE

          SECTION 8.01. Duties of the Trustee.

          The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument.

          No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (a) unless an Event of Default known to the Trustee shall have occurred and be continuing, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

          (b) the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be finally proven that the Trustee was negligent in ascertaining the pertinent facts; and

          (c) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Credit Enhancer or the Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement.

          SECTION 8.02. Certain Matters Affecting the Trustee.

          Except as otherwise provided in Section 8.01:

          (a) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

          (b) the Trustee may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (c) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (d) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates;

          (e) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, accountants or attorneys;

          (f) the Trustee shall not be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it;

          (g) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement (other than as issuer of the investment security);

          (h) the Trustee shall not be deemed to have knowledge of an Event of Default until a Responsible Officer of the Trustee shall have received written notice thereof; and

          (i) the Trustee shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby.

          SECTION 8.03. Trustee Not Liable for Certificates or Mortgage Loans.

          The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor or the Seller, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document other than with respect to the Trustee's execution and countersignature of the Certificates. The Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Depositor or the Master Servicer.

          SECTION 8.04. Trustee May Own Certificates.

          The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.

          SECTION 8.05. Trustee's Fees and Expenses.

          The Trustee, as compensation for its activities hereunder, shall be entitled to withdraw from the Distribution Account on each Distribution Date an amount equal to the Trustee Fee for such Distribution Date. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Master Servicer and held harmless against any loss, liability or expense (including reasonable attorney's fees) (i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Certificates, or
(c) the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trustee's duties hereunder and
(ii) resulting from any error in any tax or information return prepared by the Master Servicer. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, the Master Servicer covenants and agrees, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's negligence, bad faith or willful misconduct, to pay or reimburse the Trustee, for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement with respect to (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage such persons to perform acts or services hereunder and
(C) printing and engraving expenses in connection with preparing any Definitive Certificates. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Registrar, Tax Matters Person or Paying Agent hereunder or for any other expenses.

          SECTION 8.06. Eligibility Requirements for the Trustee.

          The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority, be acceptable to the Credit Enhancer, and have a credit rating which would not cause either of the Rating Agencies to reduce their respective then current ratings of the Certificates (without considering the Policy) (or having provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07. The entity serving as Trustee may have normal banking and trust relationships with the Depositor and its affiliates or the Master Servicer and its affiliates; provided, however, that such entity cannot be an affiliate of the Seller, the Depositor or the Master Servicer other than the Trustee in its role as successor to the Master Servicer.

          SECTION 8.07. Resignation and Removal of the Trustee.

          The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice of resignation to the Depositor, the Master Servicer, each Rating Agency (with a copy to the Credit Enhancer) not less than 60 days before the date specified in such notice, when, subject to
Section 8.08, such resignation is to take effect, and acceptance by a successor trustee in accordance with Section 8.08 meeting the qualifications set forth in
Section 8.06. If no successor trustee meeting such qualifications shall have been so appointed and have accepted appointment within 30 days after the giving of such notice or resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

          If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request thereto by the Depositor or the Credit Enhancer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located and the imposition of such tax would be avoided by the appointment of a different trustee, then the Depositor, the Credit Enhancer or the Master Servicer may remove the Trustee and appoint a successor trustee (acceptable to the Credit Enhancer) by written instrument, in triplicate, one copy of which shall be delivered to the Trustee, one copy to the Master Servicer and one copy to the successor trustee.

          The Holders of Certificates entitled to at least 51% of the Voting Rights (with the consent of the Credit Enhancer) may at any time remove the Trustee and appoint a successor trustee (acceptable to the Credit Enhancer) by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which shall be delivered by the successor Trustee to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. Notice of any removal of the Trustee shall be given to each Rating Agency (with a copy to the Credit Enhancer) by the successor trustee.

          Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

          SECTION 8.08. Successor Trustee.

          Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee and the Master Servicer (with a copy to the Credit Enhancer) an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The Depositor, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

          No successor trustee shall accept appointment as provided in this
Section 8.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06 and its appointment shall not adversely affect the then current rating of the Certificates (without regard to the Policy).

          Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

          SECTION 8.09. Merger or Consolidation of the Trustee.

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 8.06 without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          SECTION 8.10. Appointment of Co-Trustee or Separate Trustee.

          Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons (reasonably acceptable to the Credit Enhancer) approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders and the Credit Enhancer, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
8.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08.

          Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (a) To the extent necessary to effectuate the purposes of this
Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee under this Agreement to advance funds on behalf of the Master Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the applicable Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

          (b) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder and such appointment shall not, and shall not be deemed to, constitute any such separate trustee or co-trustee as agent of the Trustee;

          (c) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and

          (d) The Master Servicer, and not the Trustee, shall be liable for the payment of reasonable compensation, reimbursement and indemnification to any such separate trustee or co-trustee.

          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the separate trustees and co-trustees, when and as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer and the Depositor.

          Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          SECTION 8.11. Tax Matters.

          It is intended that the assets with respect to which any REMIC election pertaining to the Trust Fund is to be made, as set forth in the Preliminary Statement, shall constitute, and that the conduct of matters relating to such assets shall be such as to qualify such assets as, a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Trustee covenants and agrees that it shall act as agent (and the Trustee is hereby appointed to act as agent) on behalf of any such REMIC and that in such capacity it shall: (a) prepare and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to any such REMIC, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby; (b) within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Forms 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code; (c) make or cause to be made an election that such assets be treated as a REMIC on the federal tax return for its first taxable year (and, if necessary, under applicable state law); (d) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the Prepayment Assumption; (e) provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Person that is not a Permitted Transferee, or an agent (including a broker, nominee or other middleman) of a Non-Permitted Transferee, or a pass-through entity in which a Non-Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax); (f) to the extent that they are under its control, conduct matters relating to such assets at all times that any Certificates are outstanding so as to maintain the status as a REMIC under the REMIC Provisions; (g) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status;
(h) pay, from the sources specified in the last paragraph of this Section 8.11, the amount of any federal or state tax, including prohibited transaction taxes as described below, imposed on such REMIC prior to its termination when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); (i) ensure that federal, state or local income tax or information returns shall be signed by the Trustee or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules;
(j) maintain records relating to such REMIC, including but not limited to the income, expenses, assets and liabilities thereof and the fair market value and adjusted basis of the assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; and (k) as and when necessary and appropriate, represent such REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of such REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of such REMIC, and otherwise act on behalf of such REMIC in relation to any tax matter or controversy involving it.

          In order to enable the Trustee to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided, to the Trustee within ten (10) days after the Closing Date all information or data that the Trustee requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans. Thereafter, the Depositor shall provide to the Trustee promptly upon written request therefor any such additional information or data that the Trustee may, from time to time, reasonably request in order to enable the Trustee to perform its duties as set forth herein. The Depositor hereby indemnifies the Trustee for any losses, liabilities, damages, claims or expenses of the Trustee arising from any errors or miscalculations of the Trustee that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis.

          In the event that any tax is imposed on "prohibited transactions" of any such REMIC as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of any such REMIC as defined in Section 860G(c) of the Code, on any contribution to any such REMIC after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, including, without limitation, any minimum tax imposed upon any such REMIC pursuant to Sections 23153 and 24874 of the California Revenue and Taxation Code, if not paid as otherwise provided for herein, such tax shall be paid by (i) the Trustee, if any such other tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement, (ii) the Master Servicer or the Seller, in the case of any such minimum tax, if such tax arises out of or results from a breach by the Master Servicer or Seller of any of their obligations under this Agreement or (iii) the Seller, if any such tax arises out of or results from the Seller's obligation to repurchase a Mortgage Loan pursuant to Section 2.02 or 2.03 or (iv) in all other cases, or in the event that the Trustee, the Master Servicer or the Seller fails to honor its obligations under the preceding clauses (i), (ii) or (iii), any such tax will be paid with amounts otherwise to be distributed to the Certificateholders, as provided in Section 3.09(b).

          SECTION 8.12. Periodic Filings.

          Pursuant to written instructions from the Depositor, the Trustee shall prepare, execute and file all periodic reports required under the Securities Exchange Act of 1934 in conformity with the terms of the relief granted to issuers similar to the Trust Fund. In connection with the preparation and filing of such periodic reports, the Depositor and the Master Servicer shall timely provide to the Trustee all material information available to them which is required to be included in such reports and not known to them to be in the possession of the Trustee and such other information as the Trustee reasonably may request from either of them and otherwise reasonably shall cooperate with the Trustee. The Trustee shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Trustee's inability or failure to obtain any information not resulting from its own negligence or willful misconduct.

          SECTION 8.13. Policy.

          The Trustee is authorized and directed to execute and deliver, and perform its obligations under, the Policy. The Trustee shall cooperate in all reasonable respects with any reasonable request by the Credit Enhancer for action to preserve or enforce the Credit Enhancer's rights or interests under this Agreement and the Certificates.

                                  ARTICLE IX

                                  TERMINATION

          SECTION 9.01. Termination upon Liquidation or Purchase of the
                        Mortgage Loans.

          Subject to Section 9.03, the obligations and responsibilities of the Depositor, the Master Servicer and the Trustee created hereby with respect to the Trust Fund shall terminate upon the earlier of (a) payment in full of all amounts owing to the Credit Enhancer and the purchase by the Master Servicer of all Mortgage Loans (and REO Properties) at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property) plus one month's accrued interest thereon at the applicable Adjusted Mortgage Rate and (ii) the lesser of (x) the appraised value of any REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the Master Servicer at the expense of the Master Servicer and (y) the Stated Principal Balance of each Mortgage Loan related to any REO Property, in each case plus accrued and unpaid interest thereon at the applicable Adjusted Net Mortgage Rate and (b) payment in full of all amounts owing to the Credit Enhancer and the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement. In no event shall the trusts created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof and (ii) the Latest Possible Maturity Date.

          The right to repurchase all Mortgage Loans and REO Properties pursuant to clause (a) above shall be conditioned upon (i) the aggregate Stated Principal Balance of the Mortgage Loans, at the time of any such repurchase, aggregating ten percent or less of the aggregate Cut-off Date Principal Balance of the Mortgage Loans and (ii) the consent of the Credit Enhancer if the repurchase would result in any amount remaining due to the Credit Enhancer or would result in a draw on the Policy.

          SECTION 9.02. Final Distribution on the Certificates.

          If on any Determination Date, the Master Servicer determines that there are no Outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than the funds in the Certificate Account, the Master Servicer shall direct the Trustee promptly to send a final distribution notice to each Certificateholder. If the Master Servicer elects to terminate the Trust Fund pursuant to clause (a) of Section 9.01, at least 20 days prior to the date notice is to be mailed to the affected Certificateholders the Master Servicer shall notify the Depositor and the Trustee of the date the Master Servicer intends to terminate the Trust Fund and of the applicable repurchase price of the Mortgage Loans and REO Properties.

          Notice of any termination of the Trust Fund, specifying the Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 15th day and not later than the 10th day of the month next preceding the month of such final distribution. Any such notice shall specify (a) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated,
(b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. The Master Servicer will give such notice to each Rating Agency (with a copy to the Credit Enhancer) at the time such notice is given to Certificateholders.

          In the event such notice is given, the Master Servicer shall cause all funds in the Certificate Account to be remitted to the Trustee for deposit in the Distribution Account on the Business Day prior to the applicable Distribution Date in an amount equal to the final distribution in respect of the Certificates. Upon such final deposit with respect to the Trust Fund and the receipt by the Trustee of a Request for Release therefor, the Trustee shall promptly release to the Master Servicer the Mortgage Files for the Mortgage Loans.

          Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to the Certificateholders of each Class, in each case on the final Distribution Date and in the order set forth in Section 4.02, in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (i) as to each Class of Regular Certificates, the Certificate Balance thereof plus accrued interest thereon in the case of an interest-bearing Certificate and (ii) as to the Residual Certificates, after payment in full of all amounts owing to the Credit Enhancer, the amount, if any, which remains on deposit in the Distribution Account (other than the amounts retained to meet claims) after application pursuant to clause (i) above.

          In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain a part of the Trust Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject hereto.

          SECTION 9.03. Additional Termination Requirements.

          (a) In the event the Master Servicer exercises its purchase option with respect to the Mortgage Loans as provided in Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel, at the expense of the Master Servicer, to the effect that the failure to comply with the requirements of this Section 9.03 will not (i) result in the imposition of taxes on "prohibited transactions" on any of the REMICs as defined in Section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as REMICs as described in the Preliminary Statement at any time that any Certificates are outstanding:

               (1) Within 90 days prior to the final Distribution Date set forth in the notice given by the Master Servicer under Section 9.02, the Master Servicer shall prepare and the Trustee, at the expense of the "tax matters person", shall adopt a plan of complete liquidation within the meaning of Section 860F(a)(4) of the Code which, as evidenced by an Opinion of Counsel (which opinion shall not be an expense of the Trustee, the Tax Matters Person or the Trust Fund), meets the requirements of a qualified liquidation; and

               (2) Within 90 days after the time of adoption of such a plan of complete liquidation, the Trustee shall sell all of the assets of the Trust Fund to the Master Servicer for cash in accordance with Section 9.01.

          (b) The Trustee as agent for each REMIC hereby agrees to adopt and sign such a plan of complete liquidation upon the written request of the Master Servicer, and the receipt of the Opinion of Counsel referred to in Section 9.03(a)(1) and to take such other action in connection therewith as may be reasonably requested by the Master Servicer.

          (c) By their acceptance of the Certificates, the Holders thereof hereby authorize the Master Servicer to prepare and the Trustee to adopt and sign a plan of complete liquidation.

                                   ARTICLE X

                           MISCELLANEOUS PROVISIONS

          SECTION 10.01. Amendment.

          This Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee without the consent of any of the Certificateholders (but only with the consent of the Credit Enhancer) (i) to cure any ambiguity or mistake, (ii) to correct any defective provision herein or to supplement any provision herein which may be inconsistent with any other provision herein, (iii) to add to the duties of the Depositor, the Seller or the Master Servicer, (iv) to add any other provisions with respect to matters or questions arising hereunder or under the Policy or (v) to modify, alter, amend, add to or rescind any of the terms or provisions contained in this Agreement; provided, that any action pursuant to clauses (iv) or (v) above shall not, as evidenced by an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee or the Trust Fund), adversely affect in any material respect the interests of any Certificateholder or the Credit Enhancer; and provided further that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders or the Credit Enhancer if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates without considering the Policy; it being understood and agreed that any such letter in and of itself will not represent a determination as to the materiality of any such amendment and will represent a determination only as to the credit issues affecting any such rating. The Trustee, the Depositor and the Master Servicer also may at any time and from time to time amend this Agreement without the consent of the Certificateholders (but only with the consent of the Credit Enhancer) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to (i) maintain the qualification of the Subsidiary REMICs and the Master REMIC under the Code, (ii) avoid or minimize the risk of the imposition of any tax on the Subsidiary REMICs or the Master REMIC pursuant to the Code that would be a claim at any time prior to the final redemption of the Certificates or (iii) comply with any other requirements of the Code, provided that the Trustee has been provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee or the Trust Fund, to the effect that such action is necessary or helpful to, as applicable, (i) maintain such qualification, (ii) avoid or minimize the risk of the imposition of such a tax or (iii) comply with any such requirements of the Code.

          This Agreement may also be amended from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Credit Enhancer and with the consent of the Holders of Certificates of Certificates evidencing Percentage Interests aggregating not less than 662/3% of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate or payments under the Policy for distribution on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating not less than 662/3%, or (iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

          Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee or the Trust Fund, to the effect that such amendment will not cause the imposition of any tax on any REMIC or the Certificateholders or cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

          Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance or a copy of such amendment to each Certificateholder, the Credit Enhancer and each Rating Agency.

          It shall not be necessary for the consent of Certificateholders under this Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

          Nothing in this Agreement shall require the Trustee to enter into an amendment without receiving an Opinion of Counsel (which Opinion shall not be an expense of the Trustee or the Trust Fund), satisfactory to the Trustee that
(i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement have been complied with; and
(ii) either (A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or (B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this
Section 10.01.

          SECTION 10.02. Recordation of Agreement; Counterparts.

          This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at its expense, but only upon direction by the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

          For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          SECTION 10.03. Governing Law.

          THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 10.04. Intention of Parties.

          It is the express intent of the parties hereto that the conveyance
(i) of the Mortgage Loans by the Seller to the Depositor and (ii) of the Trust Fund by the Depositor to the Trustee each be, and be construed as, an absolute sale thereof. It is, further, not the intention of the parties that such conveyances be deemed a pledge thereof. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Seller or Depositor, as the case may be, or if for any other reason this Agreement is held or deemed to create a security interest in either such assets, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and
(ii) the conveyances provided for in this Agreement shall be deemed to be an assignment and a grant (i) by the Seller to the Depositor or (ii) by the Depositor to the Trustee, for the benefit of the Certificateholders and the Credit Enhancer, of a security interest in all of the assets transferred, whether now owned or hereafter acquired.

          The Seller and the Depositor for the benefit of the Certificateholders and the Credit Enhancer shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. The Depositor shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted or assigned to the Trustee for the benefit of the Certificateholders and the Credit Enhancer.

          SECTION 10.05. Notices.

          (a) The Trustee shall use its best efforts to promptly provide notice to each Rating Agency and to the Credit Enhancer with respect to each of the following of which it has actual knowledge:

          1. Any material change or amendment to this Agreement;

          2. The occurrence of any Event of Default that has not been cured;

          3. The resignation or termination of the Master Servicer or the Trustee and the appointment of any successor;

          4. The repurchase or substitution of Mortgage Loans pursuant to
Section 2.03; and

          5. The final payment to Certificateholders.

          In addition, the Trustee shall promptly furnish to each Rating Agency and to the Credit Enhancer) copies of the following:

          1. Each report to Certificateholders described in Section 4.03;

          2. Each annual statement as to compliance described in Section 3.17;

          3. Each annual independent public accountants' servicing report described in Section 3.18; and

          4. Any notice of a purchase of a Mortgage Loan pursuant to Section 2.02, 2.03 or 3.11.

          (b) All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered to (a) in the case of the Depositor, IndyMac ABS, Inc., 155 North Lake Avenue, Pasadena, California 91101, Attention: Secondary Marketing Department, (b) in the case of the Master Servicer, IndyMac, Inc., 155 North Lake Avenue, Pasadena, California 91101, Attention: Secondary Marketing Department or such other address as may be hereafter furnished to the Depositor and the Trustee by the Master Servicer in writing, (c) in the case of the Trustee, The Bank of New York, 101 Barclay Street, 12W, New York, New York 10286, Attention: Mortgage-Backed Securities Group, Series SPMD 1999-A, or such other address as the Trustee may hereafter furnish to the Depositor or Master Servicer; (d) in the case of the Credit Enhancer, 350 Park Avenue, New York, New York 10022, Attention: Surveillance Department (telecopy number (212) 339-3518 or (212) 755-5165);and (e) in the case of each of the Rating Agencies, the address specified therefor in the definition corresponding to the name of such Rating Agency. Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Certificate Register. Any time a notice or other communication to the Credit Enhancer refers to an Event of Default or a claim under the Policy or for which a failure by the Credit Enhancer to respond would constitute consent or acceptance, then a copy of it shall also be sent to the attention of the General Counsel and the Head Financial Guaranty Group and shall be marked "URGENT MATERIAL ENCLOSED."

          (c) All notices, statements, reports, certificates or opinions required by this Agreement to be sent to any other party hereto or to any of the Certificateholders shall also be sent to the Credit Enhancer.

          SECTION 10.06. Severability of Provisions.

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

          SECTION 10.07. Assignment.

          Notwithstanding anything to the contrary contained herein, except as provided in Section 6.02, this Agreement may not be assigned by the Master Servicer without the prior written consent of the Trustee, the Credit Enhancer and Depositor.

          SECTION 10.08. Limitation on Rights of Certificateholders.

          The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the trust created hereby, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the trust created hereby, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as herein provided, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.08, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          By accepting its Certificate, each Class A Certificateholder agrees that unless a Credit Enhancer Default exists, the Credit Enhancer shall have the right to exercise all rights of the Class A Certificateholders under this Agreement without any further consent of the Class A Certificateholders.

          SECTION 10.09. Inspection and Audit Rights.

          The Master Servicer agrees that, on reasonable prior notice, it will permit any representative of the Depositor, the Credit Enhancer or the Trustee during such Person's normal business hours, to examine all the books of account, records, reports and other papers of such Person relating to the Mortgage Loans, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by the Depositor or the Trustee and to discuss its affairs, finances and accounts relating to the Mortgage Loans with its officers, employees and independent public accountants (and by this provision the Master Servicer hereby authorizes said accountants to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any out-of-pocket expense incident to the exercise by the Depositor or the Trustee of any right under this Section 10.09 shall be borne by the party requesting such inspection; all other such expenses shall be borne by the Master Servicer.

          SECTION 10.10. Certificates Nonassessable and Fully Paid.

          It is the intention of the Depositor that Certificate holders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

          SECTION 10.11. Third-Party Beneficiary.

          The Credit Enhancer shall be a third-party beneficiary of this Agreement, entitled to enforce the provisions hereof as if a party hereto.

                                  * * * * * *

          IN WITNESS WHEREOF, the Depositor, the Trustee, the Seller and the Master Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                             INDYMAC ABS, INC.
                                               as Depositor

                                             By    /s/ John Kim
                                                -------------------------------
                                                Name:  John Kim
                                                Title: Vice President

                                             THE BANK OF NEW YORK,
                                               as Trustee

                                             By:   /s/ Kelly Sheahan
                                                -------------------------------
                                                Name:  Kelly Sheahan
                                                Title: Assistant Vice President

                                             INDYMAC, INC.
                                               as Seller and Master Servicer

                                             By:   /s/ James Banks
                                                -------------------------------
                                                Name:  James Banks
                                                Title: Executive Vice President

                                  SCHEDULE I

                            Mortgage Loan Schedule
                       [Delivered at Closing to Trustee]

                                  SCHEDULE II

                  Home Equity Loan Asset-Backed Certificates,
                              Series SPMD 1999-A

         Representations and Warranties of the Seller/Master Servicer

          Indy Mac, Inc. ("IndyMac") hereby makes the representations and warranties set forth in this Schedule II to the Depositor, the Credit Enhancer and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date. Capitalized terms used but not otherwise defined in this Schedule II shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among IndyMac, as seller and master servicer, IndyMac ABS, Inc., as depositor, and The Bank of New York, as trustee.

               (1) IndyMac is duly organized as a Delaware corporation and is validly existing and in good standing under the laws of the State of Delaware and is duly authorized and qualified to transact any and all business contemplated by the Pooling and Servicing Agreement to be conducted by IndyMac in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Mortgage Loan, to service the Mortgage Loans in accordance with the terms of the Pooling and Servicing Agreement and to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

               (2) IndyMac has the full corporate power and authority to sell and service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Pooling and Servicing Agreement and has duly authorized by all necessary corporate action on the part of IndyMac the execution, delivery and performance of the Pooling and Servicing Agreement; and the Pooling and Servicing Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of IndyMac, enforceable against IndyMac in accordance with its terms, except that
          (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

               (3) The execution and delivery of the Pooling and Servicing Agreement by IndyMac, the sale and servicing of the Mortgage Loans by IndyMac under the Pooling and Servicing Agreement, the consummation of any other of the transactions contemplated by the Pooling and Servicing Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of IndyMac and will not (A) result in a material breach of any term or provision of the charter or by-laws of IndyMac or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which IndyMac is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to IndyMac of any court, regulatory body, administrative agency or governmental body having jurisdiction over IndyMac; and IndyMac is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair IndyMac's ability to perform or meet any of its obligations under the Pooling and Servicing Agreement.

               (4) Each Servicer is an approved servicer of conventional mortgage loans for FNMA or FHLMC or is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act.

               (5) No litigation is pending or, to the best of IndyMac's knowledge, threatened against IndyMac that would prohibit the execution or delivery of, or performance under, the Pooling and Servicing Agreement by IndyMac.



                                 SCHEDULE III

                  Home Equity Loan Asset-Backed Certificates,
                              Series SPMD 1999-A

            Representations and Warranties as to the Mortgage Loans

          IndyMac, Inc. ("IndyMac") hereby makes the representations and warranties set forth in this Schedule III to the Depositor, the Credit Enhancer and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date or date of origination of the Mortgage Loan (as applicable). Capitalized terms used but not otherwise defined in this Schedule III shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among IndyMac, as seller and master servicer, IndyMac ABS, Inc., as depositor, and The Bank of New York, as trustee.

               (1) The information set forth on Schedule I to the Pooling and Servicing Agreement with respect to each Mortgage Loan is true and correct in all material respects as of the Closing Date.

               (2) As of the Closing Date, all regularly scheduled monthly payments due with respect to each Mortgage Loan up to and including the Due Date immediately prior to the Cut-off Date have been made; and as of the Cut-off Date, no Mortgage Loan had a regularly scheduled monthly payment that was 60 or more days Delinquent during the twelve months prior to the Cut-off Date.

               (3) With respect to any Mortgage Loan that is not a Cooperative Loan, each Mortgage is a valid and enforceable first or second lien (in the case of Loan Group 1) or first lien (in the case of Loan Group 2) of record on the Mortgaged Property subject only to (a) for those Mortgage Loans in Loan Group 1 that are second mortgages, a first mortgage lien,
     (b) the lien of nondelinquent current real property taxes and assessments and liens or interests arising under or as a result of any federal, state or local law, regulation or ordinance relating to hazardous wastes or hazardous substances and, if the related Mortgaged Property is a unit in a condominium project or planned unit development, any lien for common charges permitted by statute or homeowner association fees, (c) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being generally acceptable to mortgage lending institutions in the area wherein the related Mortgaged Property is located or specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan, and (d) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

               (4) Immediately prior to the assignment of the Mortgage Loans to the Depositor, the Seller had good and indefeasible title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to the Pooling and Servicing Agreement.

               (5) There is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note.

               (6) There are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in item (13) below.

               (7) No Mortgaged Property has been materially damaged by water, fire, earthquake, windstorm, flood, tornado or similar casualty (excluding casualty from the presence of hazardous wastes or hazardous substances, as to which the Seller makes no representation except as set forth in paragraph 39 of these representations and warranties) so as to affect adversely the value of the related Mortgaged Property as security for such Mortgage Loan.

               (8) Each Mortgage Loan at origination complied in all material respects with all applicable local, state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, consumer credit protection, truth-in-lending, disclosure and recording laws or any noncompliance does not have a material adverse effect on the value of the related Mortgage Loan; and, to the best of Seller's knowledge, no fraud or misrepresentation was committed by any Person in connection with the origination of any of the Mortgage Loans.

               (9) As of the Closing Date, the Seller has not modified the Mortgage in any material respect (except that a Mortgage Loan may have been modified by a written instrument which has been recorded or submitted for recordation, if necessary, to protect the interests of the Certificateholders and which has been delivered to the Trustee); satisfied, cancelled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto. The substance of any such alteration or modification is reflected on the Mortgage Loan Schedule.

               (10) A lender's policy of title insurance together with a condominium endorsement and extended coverage endorsement, if applicable, in an amount at least equal to the Cut-off Date Stated Principal Balance of each such Mortgage Loan or a commitment (binder) to issue the same was effective on the date of the origination of each Mortgage Loan, each such policy is valid and remains in full force and effect.

               (11) All of the improvements which were included for the purpose of determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property, unless such failure to be wholly within such boundaries and restriction lines or such encroachment, as the case may be, does not have a material effect on the value of such Mortgaged Property.

               (12) As of the date of origination of each Mortgage Loan, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation unless such violation would not have a material adverse effect on the value of the related Mortgaged Property. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities, unless the lack thereof would not have a material adverse effect on the value of such Mortgaged Property, and each Mortgaged Property is lawfully occupied under applicable law.

               (13) The Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and under applicable law.

               (14) The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure.

               (15) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders, the Trust Fund or the Credit Enhancer to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

               (16) At the Cut-off Date, the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage and coverage for such other hazards as are customarily required by institutional single family mortgage lenders in the area where the Mortgaged Property is located, and the Seller has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance including flood insurance at the Mortgagor's cost and expense. Anything to the contrary in this item (19) notwithstanding, no breach of this item
     (19) shall be deemed to give rise to any obligation of the Seller to repurchase or substitute for such affected Mortgage Loan or Loans so long as the Master Servicer maintains a blanket policy pursuant to the second paragraph of Section 3.10(a) of the Pooling and Servicing Agreement.

               (17) If at the time of origination of each Mortgage Loan, the related Mortgaged Property was in an area then identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the then-current requirements of the Flood Insurance Administration is in effect with respect to such Mortgaged Property with a generally acceptable carrier.

               (18) There is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property, nor is such a proceeding currently occurring.

               (19) There is no default, breach, violation or event of acceleration existing under the Mortgage or related Mortgage Note and there is no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under the Mortgage or the related Mortgage Note; and the Seller has not waived any material default, breach, violation or event of acceleration.

               (20) Each Mortgage File contains an appraisal of the related Mortgaged Property in a form acceptable to FNMA or FHLMC.

               (21) Any leasehold estate securing a Mortgage Loan has a stated term at least as long as the term of the related Mortgage Loan.

               (22) Each Mortgage Loan was selected from among the outstanding one- to four-family sub-prime mortgage loans in the Seller's sub-prime mortgage portfolio at the Closing Date as to which the representations and warranties made with respect to the Mortgage Loans set forth in this
     Schedule III can be made. No such selection was made in a manner intended to adversely affect the interests of the Certificateholders, the Trust Fund or the Credit Enhancer.

               (23) No more than 2.0% (by aggregate Stated Principal Balance) of the Mortgage Loans are Cooperative Loans.

               (24) Each Cooperative Loan is secured by a valid, subsisting and enforceable perfected first and second liens (in the case of Loan Group 1) and first liens only (in the case of Loan Group 2) and security interest in the related Mortgaged Property, subject only to (i) the rights of the Cooperative Corporation to collect maintenance and assessments from the Mortgagor, (ii) the lien of the Blanket Mortgage, if any, on the Cooperative Property and of real property taxes, water and sewer charges, rents and assessments on the Cooperative Property not yet due and payable, and (iii) other matters to which like Cooperative Units are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement or the use, enjoyment, value or marketability of the Cooperative Unit. Each original UCC financing statement, continuation statement or other governmental filing or recordation necessary to create or preserve the perfection and priority of the first priority lien and security interest in the Cooperative Shares and Proprietary Lease has been timely and properly made. Any security agreement, chattel mortgage or equivalent document related to the Cooperative Loan and delivered to the sponsor or its designee establishes in the Seller a valid and subsisting perfected first or second lien (in the case of a Cooperative Loan that is in Loan Group 1) and first lien only (in the case of a Cooperative Loan that is in Loan group 2) on and security interest in the property described therein, and the Seller has full right to sell and assign the same.

               (25) Each Cooperative Corporation qualifies as a "cooperative housing corporation" as defined in Section 216 of the Code.

               (26) Each Mortgage Loan substantially conforms, and all such Mortgage Loans in the aggregate substantially conform, to the description thereof set forth in the Prospectus and the Prospectus Supplement;

               (27) All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable.

               (28) Except for payments in the nature of escrow payments, including without limitation, taxes and insurance payments, the Master Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is greater, to the day which precedes by one month the Due Date of the first installment of principal and interest.

               (29) The proceeds of the Mortgage Loan have been fully disbursed, and there is no obligation on the part of the mortgagee or any person to make, or option on the part of the mortgagor to request, future advances thereunder. Any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been satisfied. All costs, fees and expenses incurred in making or closing or recording the Mortgage Loans were paid.

               (30) The related Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage.

               (31) No Mortgage Loan was originated under a buydown plan.

               (32) There is no obligation on the part of the Master Servicer or any other party to make payments in addition to those made by the Mortgagor.

               (33) No Mortgage Loan has a shared appreciation feature, or other contingent interest feature.

               (34) All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were)
     (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and
     (2)(A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loans associations or national banks having principal offices in such state or (D) not doing business in such state so as to require qualification or licensing.

               (35) The Mortgage contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgage Property is sold without the prior consent of the mortgagee thereunder.

               (36) No Mortgagor is a debtor in any state or federal insolvency or bankruptcy proceeding.

               (37) All amounts received on and after the Cut-Off Date with respect to the Mortgage Loans to which the Seller is not entitled to have been deposited into the Certificate Account and are, as of the Closing Date, in the Certificate Account.

               (38) All of the Mortgage Loans were originated and underwritten by the Seller, or purchased and re-underwritten by the Seller, in each case substantially in accordance with the underwriting criteria set forth in the Prospectus Supplement.

               (39) To the best of the Seller's knowledge, (i) no Mortgaged Property was, as of the Cut-Off Date, (A) located within a one-mile radius of any site containing environmental or hazardous waste risks, and (B) in violation of any environmental law or regulation; and (ii) no Mortgaged Property contained any environmentally hazardous material, substance or waste.

                  [EXHIBITS A THROUGH E IN DOCUMENT # 490870]

                                   EXHIBIT F

                                  [RESERVED]

                                   EXHIBIT G

                   FORM OF INITIAL CERTIFICATION OF TRUSTEE

                                    [date]

[Depositor]

[Master Servicer]

[Seller]

_______________

_______________

               Re: Pooling and Servicing Agreement among IndyMac ABS, Inc., as
                   Depositor, IndyMac, Inc., as Seller and Master Servicer, and The Bank of New York, as Trustee, Home Equity Loan Asset-Backed Trust, Series SPMD 1999-A, Home Equity Loan Asset-Backed Certificates, Series SPMD 1999-A

Gentlemen:

          In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that it has received the original Policy and that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan listed in the attached schedule), it has received:

          (i) the original Mortgage Note, endorsed as provided in the following form: "Pay to the order of ________, without recourse"; and

          (ii) a duly executed assignment of the Mortgage (which may be included in a blanket assignment or assignments); provided, however, that it has received no assignment with respect to any Mortgage for which the related Mortgaged Property is located in the Commonwealth of Puerto Rico.

          Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan.

          The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to:
(i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                             THE BANK OF NEW YORK,
                                             as Trustee


                                             By:________________________
                                             Name: _____________________
                                             Title:_____________________

                                   EXHIBIT H

                    FORM OF FINAL CERTIFICATION OF TRUSTEE

                                    [date]

[Depositor]

[Master Servicer]

[Seller]

______________________
______________________

               Re: Pooling and Servicing Agreement among IndyMac ABS, Inc., as Depositor, IndyMac, Inc., as Seller and Master Servicer, and The Bank of New York, as Trustee, Home Equity Loan Asset-Backed Trust, Series SPMD 1999-A Home Equity Loan Asset-Backed Certificates, Series SPMD 1999-A

Gentlemen:

          In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached Document Exception Report) it has received:

          (i) The original Mortgage Note, endorsed in the form provided in
Section 2.01(c) of the Pooling and Servicing Agreement, with all intervening endorsements showing a complete chain of endorsement from the originator to the Seller.

          (ii) The original recorded Mortgage.

          (iii) A duly executed assignment of the Mortgage in the form provided in Section 2.01(c) of the Pooling and Servicing Agreement; provided, however, that it has received no assignment with respect to any Mortgage for which the related Mortgaged Property is located in the Commonwealth of Puerto Rico, or, if the Depositor has certified or the Trustee otherwise knows that the related Mortgage has not been returned from the applicable recording office, a copy of the assignment of the Mortgage (excluding information to be provided by the recording office).

          (iv) The original or duplicate original recorded assignment or assignments of the Mortgage showing a complete chain of assignment from the originator to the Seller.

          (v) The original or duplicate original lender's title policy and all riders thereto or, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company.

          Based on its review and examination and only as to the foregoing documents, (a) such documents appear regular on their face and related to such Mortgage Loan, and (b) the information set forth in items (i), (ii), (iii),
(iv), (vi) and (xi) of the definition of the "Mortgage Loan Schedule" in
Section 1.01 of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

          The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to:
(i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan. Notwithstanding anything herein to the contrary, the Trustee has made no determination and makes no representations as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                            THE BANK OF NEW YORK,
                                            as Trustee

                                            By:______________________________
                                            Name:____________________________
                                            Title:___________________________

                                   EXHIBIT I

                              TRANSFER AFFIDAVIT

                              IndyMac ABS, Inc.,
            Home Equity Loan Asset-Backed Trust, Series SPMD 1999-A
                  Home Equity Loan Asset-Backed Certificates,
                              Series SPMD 1999-A

STATE OF           )
                   ) ss.:
COUNTY OF          )

         The undersigned, being first duly sworn, deposes and says as follows:

          1. The undersigned is an officer of ______________, the proposed Transferee of an Ownership Interest in a Class R Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, (the "Agreement"), relating to the above-referenced Series, by and among IndyMac ABS, Inc., as depositor (the "Depositor"), IndyMac, Inc., as seller and master servicer and The Bank of New York, as Trustee. Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

          2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

          3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

          4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

          5. The Transferee has reviewed the provisions of Section 5.02(c) of the Agreement (attached hereto as Exhibit 2 and incorporated herein by reference) and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(c) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

         6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit J to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

          7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

          8. The Transferee's taxpayer identification number is .

          9. The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

          10. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

          11. The Transferee is not an employee benefit plan that is subject to ERISA or a plan that is subject to Section 4975 of the Code, and the Transferee is not acting on behalf of such a plan.

                                     * * *

          IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this __ day of ___________, 1999.

                                             ----------------------------------
                                             Print Name of Transferee

                                             By:_______________________________
                                                Name:
                                                Title:

[Corporate Seal]

ATTEST:

[Assistant] Secretary

          Personally appeared before me the above-named , known or proved to me to be the same person who executed the foregoing instrument and to be the of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

          Subscribed and sworn before me this day of , 19 .

                                           ____________________________
                                                   NOTARY PUBLIC

                                            My Commission expires the __ day of
                                            __________, 200_

                                                                  EXHIBIT 1
                                                                  to EXHIBIT I

                              Certain Definitions

          "Ownership Interest": As to any Certificate, any ownership interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

          "Permitted Transferee": Any Person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Code Section 521) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Code Section 511 on unrelated business taxable income) on any excess inclusions (as defined in Code Section 860E(c)(1)) with respect to any Class R Certificate, (iv) rural electric and telephone cooperatives described in Code
Section 1381(a)(2)(c), (v) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust, unless such Person has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form 4224, and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Class R Certificate to such Person may cause the Trust Fund to fail to qualify as a REMIC at any time that certain Certificates are Outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code Section 7701 or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof if all of its activities are subject to tax, and, with the exception of the FHLMC, a majority of its board of directors is not selected by such governmental unit.

          "Person": Any individual, corporation, partnership, joint venture, bank, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

          "Transfer": Any direct or indirect transfer or sale of any Ownership Interest in a Certificate, including the acquisition of a Certificate by the Depositor.

          "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

                                                                  EXHIBIT 2
                                                                  to EXHIBIT I

                       Section 5.02 (c) of the Agreement

          (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

               (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

               (ii) No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as
          Exhibit I.

               (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

               (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 5.02(b) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter. The Trustee shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

               (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

          The restrictions on Transfers of a Residual Certificate set forth in this Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee, the Seller or the Master Servicer, to the effect that the elimination of such restrictions will not cause the Trust Fund hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

                                                                   EXHIBIT J

                        FORM OF TRANSFEROR CERTIFICATE

                                                            __________, 1999

IndyMac ABS, Inc.
155 North Lake Avenue
Pasadena, CA 91101

The Bank of New York
101 Barclay Street, 12W
New York, NY 10286
Attention: Mortgage-Backed
 Securities Group Series 1999-A

                          Re:  IndyMac ABS, Inc. Home Equity Loan
                               Asset-Backed Trust, Series SPMD 1999-A,
                               Home Equity Loan Asset-Backed Certificates,
                               Series SPMD 1999-A, Class ___

Ladies and Gentlemen:

          In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and (c) to the extent we are disposing of a Class R or Class OC Certificate, we have no knowledge the Transferee is not a Permitted Transferee.

                                                Very truly yours,


                                                _______________________________
                                                     Print Name of Transferor

                                                By:____________________________
                                                       Authorized Officer

                                                                   EXHIBIT K

                   FORM OF INVESTMENT LETTER (NON-RULE 144A)

                                                             __________, 1999

IndyMac ABS, Inc.
155 North Lake Avenue
Pasadena, CA 91101

The Bank of New York
101 Barclay Street, 12W
New York, NY 10286
Attention: Mortgage-Backed
    Securities Group Series 1999-A

       Re:     IndyMac ABS, Inc. Home Equity Loan
               Asset-Backed Trust, Series SPMD 1999-A,
               Home Equity Loan Asset-Backed Certificates,
               Series SPMD 1999-A, Class

Ladies and Gentlemen:

          In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan or arrangement nor are we using the assets of any such plan or arrangement to effect such acquisition, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

                                          Very truly yours,


                                          ___________________________________
                                               Print Name of Transferee


                                          By:________________________________
                                                   Authorized Officer

                                                                   EXHIBIT L

                           FORM OF RULE 144A LETTER

                                                          ____________, 1999

IndyMac ABS, Inc.
155 North Lake Avenue
Pasadena, CA 91101

The Bank of New York
101 Barclay Street, 12W
New York, NY 10286
Attention: Mortgage-Backed
    Securities Group Series 1999-A

       Re:     IndyMac ABS, Inc. Home Equity Loan
               Asset-Backed Trust, Series SPMD 1999-A,
               Home Equity Loan Asset-Backed Certificates,
               Series SPMD 1999-A, Class

Ladies and Gentlemen:

          In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates,
(c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such acquisition, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

                                          Very truly yours,


                                          ___________________________________
                                               Print Name of Transferee


                                          By:________________________________
                                                   Authorized Officer

                                                         ANNEX 1 TO EXHIBIT L

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

         [For Transferees Other Than Registered Investment Companies]

          The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

          1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

          2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $___________1 in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

          ____ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

          _____ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

          ____ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and
                  (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

          ____    Broker-dealer. The Buyer is a dealer registered pursuant to
                  Section 15 of the Securities Exchange Act of 1934.

          ____ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

          ____ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

          ____ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

          ____ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

          ____ Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

          ____ Business Development Company. Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

          3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit,
(v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

          4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

          5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

          6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.


                                               _____________________________
                                                  Print Name of Transferor


                                               By:__________________________
                                                  Name:
                                                  Title:

                                               Date:________________________

                                                       ANNEX 2 TO EXHIBIT L

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees That are Registered Investment Companies]

          The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

          1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

          2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

          ____ The Buyer owned $___________in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          ____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $_________in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

          4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,
(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

          5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

          6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                             ________________________________
                                             Print Name of Buyer or Adviser


                                             By:_____________________________
                                                Name:
                                                Title:

                                             IF AN ADVISER:


                                             ________________________________
                                                   Print Name of Buyer

                                             Date:___________________________

                                   EXHIBIT M

                              REQUEST FOR RELEASE
                                 (for Trustee)

                              IndyMac ABS, Inc.,
            Home Equity Loan Asset-Backed Trust, Series SPMD 1999-A
                  Home Equity Loan Asset-Backed Certificates,
                              Series SPMD 1999-A

Loan Information

         Name of Mortgagor                   _____________________________

         Servicer
         Loan No.:                           _____________________________

Trustee

         Name:                               _____________________________

         Address:                            _____________________________

                                             _____________________________

                                             _____________________________

         Trustee
         Mortgage File No.:                  _____________________________


          The undersigned Master Servicer hereby acknowledges that it has received from The Bank of New York, as Trustee for the Holders of Home Equity Loan Asset-Backed Certificates, of the above-referenced Series, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series among the Trustee, IndyMac, Inc., as Seller and Master Servicer and IndyMac ABS, Inc., as Depositor.

(  )      Mortgage Note dated ______ __, 199_, in the original principal sum of
          $_________, made by ____________________ payable to, or endorsed to the order of, the Trustee.

(  )      Mortgage recorded on ___________ as instrument no. _____ in the
          County Recorder's Office of the County of _________, State of ___________in book/reel/docket _______of official records at page/image _____.

(  )      Deed of Trust recorded on _____________ as instrument no. ___in the
          County Recorder's Office of the County of ___________, State of __________in book/reel/docket ____of official records at page/image
          ____.

(  )      Assignment of Mortgage or Deed of Trust to the Trustee, recorded on as instrument no. _____ in the County Recorder's Office of the County of ___________, State of ________ in book/reel/docket _______ of official records at page/image ____.

(  )      Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

        ( )
           --------------------------------------------------------------------
        ( )
           --------------------------------------------------------------------
        ( )
           --------------------------------------------------------------------
        ( )
           --------------------------------------------------------------------

         The undersigned Master Servicer hereby acknowledges and agrees as follows:

                  (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

                  (2) The Master Servicer shall not cause or knowingly permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

                  (3) The Master Servicer shall return each and every Document previously requested from the Mortgage File to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Certificate Account and except as expressly provided in the Agreement.

                  (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.

                                                   INDYMAC, INC.

                                                   By:________________________

                                                   Its________________________


Date: _______ __, 1999

                                   EXHIBIT N

                       REQUEST FOR RELEASE OF DOCUMENTS

To:      The Bank of New York

Attn: Mortgage Custody Services

Re: The Pooling & Servicing Agreement dated _______ among IndyMac, Inc., as Master Servicer, Inc, IndyMac ABS, Inc. and The Bank of New York as Trustee

      Ladies and Gentlemen:

In connection with the administration of the Mortgage Loans held by you as Trustee for IndyMac ABS, Inc., we request the release of the Mortgage Loan File for the Mortgage Loan(s) described below, for the reason indicated.

FT Account #:                                       Pool #:

Mortgagor's Name, Address and Zip Code:

Mortgage Loan Number:

Reason for Requesting Documents (check one)

_______1.         Mortgage Loan paid in full (IndyMac hereby certifies that all amounts have been received.)

_______2.         Mortgage Loan Liquidated (IndyMac hereby certifies
                  that all proceeds of foreclosure, insurance, or other liquidation have been finally received.)

_______3.         Mortgage Loan in Foreclosure.

_______4.         Other (explain): ____________________________________

If item 1 or 2 above is checked, and if all or part of the Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as an additional documents in your possession relating to the above-specified Mortgage Loan. If item 3 or 4 is checked, upon return of all of the above documents to you as Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form.

INDYMAC, INC.
155 North Lake Ave.
Pasadena CA 91101

By:_________________________________________

Name:_______________________________________

Title:______________________________________

Date:_______________________________________

TRUSTEE CONSENT TO RELEASE AND
ACKNOWLEDGEMENT OF RECEIPT

By:_________________________________________

Name:_______________________________________

Title:______________________________________

Date:_______________________________________

1       Buyer must own and/or invest on a discretionary basis at least
         $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.